     As filed with the Securities and Exchange Commission on July 23, 1999
                                                     Registration No. 333-
                                                                       811-7664

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  [_] Pre-Effective Amendment No.       [_] Post-Effective Amendment No.
                       (Check Appropriate box or boxes)
                                --------------

               Exact Name of Registrant as Specified in Charter:
   THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")

                        Area Code and Telephone Number:
                                (212) 754-5560

                    Address of Principal Executive Offices:
                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                --------------

                    Name and Address of Agent for Service:
                        Ralph L. Schlosstein, President
                                345 Park Avenue
                           New York, New York 10154

                                --------------

                                  Copies to:
                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                              New York, NY 10022

                                --------------

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                         Proposed       Proposed
                                         Maximum        Maximum
   Title of Securities      Amount Being Offering Price Aggregate      Amount of
   Being Registered         Registered   Per Unit       Offering Price Registration Fee
---------------------------------------------------------------------------------------
   Common Stock ($.01 par
    value).................    67,476      $ 14.82(1)     $1,000,000        $ 278
---------------------------------------------------------------------------------------
   Auction Rate Municipal
   Preferred Stock, Series
   W7, (liquidation
   preference $25,000 per
   share)..................         1      $25,000(2)     $   25,000        $7.00
---------------------------------------------------------------------------------------
   Auction Rate Municipal
   Preferred Stock, Series
   W28, (liquidation
   preference $25,000 per
   share)..................         1      $25,000(2)     $   25,000        $7.00
---------------------------------------------------------------------------------------
   Total...................       N/A          N/A        $1,050,000        $ 292

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(1)  For the common stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "1933 Act"), based upon the net asset value per common share of RAA on July 9, 1999.
(2) For the preferred stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the 1933 Act, based upon $25,000, the liquidation preference, on July 9, 1999, of the preferred shares of RAA.

                                --------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14

                                     PART A

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
   1   Beginning of Registration Statement
       and Outside Front Cover Page of       Cover Page of Registration
       Prospectus..........................  Statement; Cross-Reference Sheet;
                                             Front Cover Page of Combined
                                             Prospectus/Proxy Statement
   2   Beginning and Outside Back Cover
       Page of Prospectus..................  Table of Contents
   3   Fee Table, Synopsis Information and   Summary--Comparison of BFC and
       Risk Factors........................  RAA; Summary--Proposed Merger;
                                             Risks and Special Considerations
                                             regarding the Merger
   4   Information about the Transaction...  Summary--The Proposed Merger
   5   Information about the Registrant....  Comparison of BFC and RAA;
                                             Additional Information about RAA
   6   Information about the Company being   Comparison of BFC and RAA;
       acquired............................  Additional Information about BFC
   7   Voting Information..................  Voting Matters
   8   Interest of Certain Persons and       Financial Statements; Legal
       Experts.............................  Matters
   9   Additional Information Required for
       Reoffering by Persons Deemed to be
       Underwriters........................  Not Applicable

                                     PART B

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
  10   Cover Page..........................  Cover Page
  11   Table of Contents...................  Table of Contents
  12   Additional Information about the      Incorporation of Documents by
       Registrants.........................  Reference in Statement of
                                             Additional Information
  13   Additional Information about the
       Company being acquired..............  Additional Information about BFC
  14   Financial Statements................  Exhibits to Statement of
                                             Additional Information

                                     PART C

 Item
  No.
 ----
 15-17 Information required to be included
       in Part C is set forth under the
       appropriate Item, so numbered, in
       Part C of this Registration
       Statement.

                    IMPORTANT NOTICE: PLEASE COMPLETE THE
       ENCLOSED PROXY(IES) AND RETURN IT OR THEM AS SOON AS POSSIBLE.

 FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY CALLING          TOLL-FREE AT 1-
 800-       FROM 6:00 A.M. TO 8:00 P.M. EASTERN STANDARD TIME OR BY FAXING
 YOUR PROXY(IES) TO       AT 1-800-227-7BFM (7236). A CONFIRMATION OF YOUR
 TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.


   THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
                   GATEWAY CENTER THREE, 100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
    THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536

                                                                         , 1999
To the Shareholders
of BFC and RAA:

On behalf of the Boards of Directors of BFC and RAA, we are pleased to invite
you to a special meeting of shareholders on       , 1999 to be held at      .
At the meeting, you will be asked to consider the proposed merger of BFC into RAA. In the proposed merger, each outstanding common share of BFC would be exchanged on a net asset value for net asset value basis for common shares of RAA and each outstanding preferred share of BFC would be exchanged for one share of a substantially similar series of preferred shares of RAA. THE DIRECTORS OF BFC AND RAA RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED MERGER.

This proposal is being sent to you because the investment adviser and the Boards of Directors of BFC and RAA believe that the merger would benefit shareholders of BFC by unlocking value in BFC and would also provide benefits to shareholders of RAA. The merger may benefit shareholders of BFC and RAA by providing (i) higher distribution rates on their common shares, (ii) a special one-time tax-exempt dividend to shareholders of BFC, (iii) a potential reduction in reinvestment risk for shareholders of BFC and (iv) an enhanced likelihood that the common shares of RAA will trade at a lower or no discount or premium to net asset value.

The investment adviser and the Boards of Directors believe that these potential benefits outweigh (i) the fact that shareholders of BFC will no longer have the likelihood of receiving a specified distribution on BFC's scheduled termination date and instead will be dependent on trading prices of RAA common shares available in the market for the sale of their shares and
(ii) the expenses associated with the merger.

These potential benefits and detriments, as well as other important considerations, are described in more detail in the proxy statement accompanying this notice.

The merger should benefit shareholders as follows:

  Higher Distribution Rates. Common shareholders of BFC and RAA are likely to be paid dividends at a higher distribution rate after the merger, because RAA is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate BFC's and RAA's distribution rate to increase by approximately 20.5% for BFC and 6.1% for RAA.

  Special Dividend. Shareholders of BFC would be paid a special tax-exempt dividend immediately prior to the merger. The dividend will be paid out of accumulated investment income of BFC that, but for the merger, would be retained by BFC until the end of its term, to assure that BFC could return to its shareholders upon liquidation the initial offering price of its shares. Based on BFC's financial statements as of April 30, 1999, this distribution is estimated to be: $0.4659 per share for BFC.

  Reduced Investment Risk. The potential negative impact on shareholders of BFC of portfolio securities of BFC being called by their issuers would be reduced because RAA would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BFC).

  Potential for Improved Stock Price Performance. The likelihood that the common shares of RAA will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the merger may produce positive stock price performance.

In considering these proposals, you should note:

  Comparison of Investment Policies and Objectives. RAA and BFC invest substantially all of their assets in California municipal obligations. RAA invests substantially all of its assets in a portfolio of investment grade California municipal obligations, and BFC invests substantially all of its assets in a portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated Aaa by Moody's Investors Services, Inc. ("Moody's") or AAA by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of investment or which are determined by BlackRock Financial Management Inc. ("the Investment Adviser") to have equivalent claims-paying abilities. The primary investment objective of RAA is to pay high current income, whereas the primary investment objective of BFC is to pay current income, in all cases exempt from regular Federal and California income tax. The secondary investment objective of RAA is preservation of capital without a stated termination date, whereas the secondary investment objective of BFC is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RAA and BFC are substantially similar.

  No Increase in Expenses. The anticipated expense ratio for RAA after the merger will be the same as the current expense ratio of BFC.

  Indefinite Term. BFC currently is scheduled to terminate on December 31 of 2008. As part of BFC's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RAA has no scheduled termination date and, if the merger of BFC and RAA is completed, common shareholders of BFC will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

  Same Net Asset Value of Shares. The total net asset value of RAA common and preferred shares that the common and preferred shareholders of BFC receive in the merger will be the same as the total net asset value of BFC common and preferred shares that such shareholders own immediately before the merger. Holders of common shares of BFC will receive common shares of RAA, and holders of preferred shares of BFC will receive preferred shares of RAA.

  Market Value of Shares. While the total net asset value of shares owned by each shareholder after the merger will be the same, the market value of the common shares that shareholders of BFC receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger liquidation value of preferred shares.

  Similar Investment Management Arrangements. Shareholders of BFC will enjoy access to investment management arrangements that are substantially similar to BFC's current arrangements.

The proposed merger and the reasons for the recommendation of the Boards of BFC and RAA are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the merger, please do not hesitate to call BlackRock at (800) 227-7BFM(7236)).

                                          Very truly yours,

                                          LAURENCE D. FINK
                                          Chairman and Chief Executive Officer

                                          RALPH L. SCHLOSSTEIN
                                          President

New York, New York
   , 1999

   THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
                   GATEWAY CENTER THREE, 100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
    THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536

                    NOTICE OF SPECIAL SHAREHOLDERS MEETING

To the Shareholders
of BFC and RAA:

NOTICE IS HEREBY GIVEN THAT a combined Special Meeting of the Shareholders of
BFC and RAA will be held at               on        , 1999 at      a.m.
eastern standard time for the purpose of considering and voting upon:

    ITEM 1. A proposal to approve an Agreement and Plan of Merger providing for the merger of BFC into RAA upon shareholder approval in exchange for newly issued common and preferred shares of RAA.

    ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s).

  We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

  The stock transfer books will not be closed, but in lieu thereof, the
respective Boards of Directors have fixed the close of business on    , 1999
as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the respective Boards of
                                          Directors

                                          Karen H. Sabath, Secretary

New York, New York
     , 1999

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                   Subject to Completion--Dated July 23, 1999

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Information contained herein is subject to completion or amendment. A         +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the Registration Statement        +
+becomes effective. This Prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any state in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such state.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                      COMBINED PROXY STATEMENT/PROSPECTUS

    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA") THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")

This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Directors of BFC and RAA in connection
with a combined special meeting of shareholders to be held at      a.m. eastern
standard time on         , 1999 at                         . At the meeting,
shareholders of BFC and RAA will be asked to consider the proposed merger of BFC into RAA.

BFC will be merged into RAA upon shareholder approval of BFC in exchange for newly issued common and preferred shares of RAA. The number of RAA common shares to be issued in respect of each common share of BFC will be that number having an aggregate net asset value equal to the net asset value of a single common share of BFC. Preferred shares of RAA will be issued to the shareholders of BFC on the basis of one newly issued preferred share of RAA for each outstanding preferred share of BFC. If the merger is approved, RAA will issue approximately 12,230,023 common shares and 3,120 preferred shares to the common shareholders and preferred shareholders, respectively, of BFC, based on the number of shares outstanding and net asset value per share of BFC and RAA on April 30, 1999. A copy of the merger agreement is attached hereto as Appendix I.

BFC and RAA are closed-end, non-diversified investment companies that invest in tax-exempt portfolios of California municipal obligations. The principal executive offices of BFC are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the principal executive offices of RAA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The phone number
of RAA is (201)           and the phone number of BFC is (201)         .

This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder should know before voting, and should be retained for future
reference. A Statement of Additional Information, dated        , 1999, relating
to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling or writing RAA or BFC at the telephone number or address shown above. In addition, RAA and BFC will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

The common stock of RAA is listed on the American Stock Exchange (the "AMEX") under the symbol RAA. The common stock of BFC is listed on the New York Stock Exchange (the "NYSE") under the symbol BFC. Subsequent to the merger, the common stock of RAA will [continue to be listed on the AMEX under the symbol "RAA."] Reports, proxy materials and other information concerning RAA may be
inspected at the offices of AMEX, [          ], New York, New York 10005, and
reports, proxy materials and other information concerning BFC may be inspected at the offices of NYSE, 11 Wall Street, New York, New York 10005.

The securities of RAA offered hereby have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Proxy
Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by RAA, BFC or their sponsors and distributors.

     The date of this Combined Proxy Statement/Prospectus is        , 1999.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY....................................................................   4
  Special Meetings.........................................................   4
  Proposed Merger..........................................................   4
  Reasons for the Merger...................................................   5
  Comparison of BFC and RAA................................................   7
RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGER......................  12
THE PROPOSED MERGER........................................................  15
  Description of the Merger................................................  16
  Surrender and Exchange of BFC Share Certificates.........................  18
  Appraisal Rights.........................................................  19
  Reasons for the Merger; Board Consideration..............................  19
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  23
VOTING MATTERS.............................................................  24
  General..................................................................  24
  Voting Requirements of BFC...............................................  25
  Voting Requirements of RAA...............................................  26
  Quorum...................................................................  26
DESCRIPTION OF COMMON SHARES OF RAA AND BFC................................  27
  General..................................................................  27
  Distributions............................................................  27
  Comparison of Rights of Holders of Common Shares of RAA and BFC..........  27
  Certain Provisions in RAA's and BFC's Charter............................  28
  Dividend Reinvestment Plan...............................................  29
DESCRIPTION OF PREFERRED SHARES OF RAA AND BFC.............................  30
  General..................................................................  30
  Dividends and Dividend Periods...........................................  31
  Voting Rights............................................................  32
  Redemption...............................................................  33
  Liquidation..............................................................  33
  Auctions.................................................................  34
  Rating Agency Guidelines.................................................  34
  Additional Preferred Shares..............................................  35
COMPARISON OF BFC AND RAA..................................................  36
  General..................................................................  36
  Investment Objectives and Policies.......................................  36
  California Municipal Obligations.........................................  38
SERVICE PROVIDERS FOR BFC AND RAA..........................................  40
MANAGEMENT OF BFC AND RAA..................................................  41
  Boards of Directors and Officers.........................................  41
  The Investment Adviser...................................................  44
ADDITIONAL INFORMATION ABOUT RAA...........................................  47

                                                                            Page
                                                                            ----
ADDITIONAL INFORMATION ABOUT BFC...........................................  47
FINANCIAL STATEMENTS.......................................................  47
LEGAL MATTERS..............................................................  48
OTHER BUSINESS.............................................................  48
STATEMENT OF ADDITIONAL INFORMATION........................................  48
SHAREHOLDER INQUIRIES......................................................  48
UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RAA........................... F-1
  Portfolio of Investments................................................. F-1
  Statement of Assets and Liabilities...................................... F-5
  Statement of Operations.................................................. F-7
CERTAIN PRO FORMA FINANCIAL INFORMATION.................................... F-9
COMPARATIVE PERFORMANCE INFORMATION........................................ F-9
APPENDIX I--AGREEMENT AND PLAN OF MERGER................................... I-1

                                    SUMMARY

  The following is a summary of certain information relating to the proposed merger, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendix attached hereto.

Special Meetings        This Combined Proxy Statement/Prospectus is being
                        furnished in connection with the solicitation of
                        proxies by the Boards of Directors of BFC and RAA for a
                        combined Special Meeting of Shareholders to be held at
                                        on       , 1999 at       a.m. eastern
                        standard time. The special meeting and any
                        adjournment(s) thereof are referred to as the
                        "Meeting". At the Meeting, shareholders of BFC and RAA
                        will be asked to consider the proposed merger of BFC
                        into RAA, as described below. Only shareholders of
                        record at the close of business on       , 1999 will be
                        entitled to vote at the Meeting. Each share of common stock and preferred stock of BFC and RAA is entitled to one vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal properly brought before the Meeting. Proxies may be revoked at any time before they are exercised by submitting to BFC or RAA, as applicable, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Proposed Merger         The Directors of RAA and of BFC are proposing the
                        issuance of approximately 11,222,930 common shares and
                        3,120 preferred shares of RAA pursuant to an Agreement
                        and Plan of Merger, dated as of      , 1999, by and
                        between BFC and RAA (the "Merger Agreement"), based on the number of shares outstanding and the net asset value per share of BFC and RAA on April 30, 1999. A copy of the Merger Agreement is attached hereto as Appendix I. The Merger Agreement provides for the merger (the "Merger") of BFC, upon shareholder approval, into RAA in exchange for newly issued common and preferred shares of RAA. The number of RAA common shares to be issued in respect of each common share of BFC would be that number having an aggregate net asset value equal to the net asset value of a single common share of BFC. Preferred shares of RAA would be issued to the preferred shareholders of BFC on the basis of one newly issued RAA preferred share for each outstanding preferred share of BFC. For this purpose, the value of each of BFC's and RAA's net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all its outstanding preferred shares.

                        The Merger is subject to a number of conditions, including shareholder approval and confirmation of the Aaa rating assigned by Moody's Investors Service, Inc. ("Moody's"), to the shares of RAA Preferred (hereinafter defined). The Merger Agreement provides that the Merger may be abandoned at any time prior to the completion thereof (the "Closing") in the discretion of RAA. For further information, see "The Proposed Merger."

Reasons for the Merger  The Merger should benefit shareholders as follows:

                        Higher Distribution Rate. Common shareholders of BFC and RAA are likely to be paid dividends at a higher distribution rate after the merger, because RAA is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate BFC's and RAA's distribution rate to increase by approximately 20.5% for BFC and 6.1% for RAA.

                        Special Dividend. Shareholders of BFC would be paid a special tax-exempt dividend immediately prior to the Merger. The dividend will be paid out of accumulated investment income of BFC that, but for the Merger, would be retained by BFC until the end of its term, to assure that BFC could return to its shareholders upon liquidation the initial offering price of its shares. Based on BFC's financial statements as of April 30, 1999, this distribution is estimated to be: $0.4659 per share for BFC.

                        Reduced Reinvestment Risk. The potential negative income impact on shareholders of BFC of portfolio securities of BFC are called by their issuers would be reduced, because RAA would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of
                        BFC).

                        Potential for Improved Stock Price Performance. The likelihood that the common shares of RAA will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the merger may produce positive stock price performance.

                        In considering these proposals, you should note:

                        Comparison of Investment Policies and Objectives. RAA and BFC invest substantially all of their assets in California municipal obligations. RAA invests substantially all of its total assets in a portfolio of investment grade California municipal obligations and BFC invests substantially all of its total assets in a portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated Aaa by Moody's or AAA by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of investment or which are determined by the Investment Adviser to have equivalent claims-paying abilities. The primary investment objective of RAA is to pay high current income, whereas the primary investment objective of BFC is pay current income, in all cases exempt from regular Federal and California income tax. The secondary investment objective of RAA is preservation of capital without a stated termination date, whereas the secondary investment objective of BFC is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RAA and BFC are substantially similar.

                        No Increase in Expenses. The anticipated expense ratio for RAA after the merger will be the same as the current expense ratio of BFC.

                        Indefinite Term. BFC currently is scheduled to terminate on December 31 of 2008. As part of BFC's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RAA has no scheduled termination date and, if the merger of BFC and RAA is completed, common shareholders of BFC will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

                        Same Net Asset Value of Shares. The total net asset value of RAA common and preferred shares that the common and preferred shareholders of BFC receive in the Merger will be the same as the total net asset value of BFC common and preferred shares that the shareholders own immediately before the Merger. Holders of common shares of BFC will receive common shares of RAA, and holders of preferred shares of BFC will receive preferred shares of RAA.

                        Market Value of Shares. While the total net asset value of shares owned by each shareholder after the merger will be the same, the market value of the common shares that shareholders of BFC receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger liquidation value of preferred shares.

                        Similar Investment Management
                        Arrangements. Shareholders of BFC and RAA will enjoy access to investment management arrangements that are substantially similar to BFC's current arrangements.

                        Appraisal Rights. It is anticipated that holders of common shares of BFC will not have appraisal rights with respect to any of their shares in the Merger. Holders of preferred shares of BFC will have appraisal rights.

Comparison of BFC
and RAA BFC and RAA are non-diversified closed-end management investment companies that invest in tax-exempt portfolios of California municipal obligations. The common shares of RAA are listed and trade on the AMEX under the symbol RAA. The common shares of BFC are listed and trade on the NYSE under the symbol BFC. BFC and RAA are incorporated under the laws of the State of Maryland. The common shares of BFC and RAA have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All preferred shares of BFC are rated Aaa by Moody's and all of the preferred shares of RAA are rated Aaa by Moody's. The common shares and preferred shares of RAA to be issued pursuant to the Merger will have rights and preferences, including liquidation preferences, that are substantially similar to those of the common shares and preferred shares of BFC, except that RAA does not have a fixed term.

                        Except as noted below, the investment objectives, policies and restrictions of RAA are substantially similar to those of BFC.

                        RAA's investment objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital. BFC's investment objective is to provide current income exempt from regular Federal and California income tax and to return $15 per common share to holders of common shares on or about December 31, 2008. Unlike BFC, RAA does not have any term to its existence and does not seek to return any particular amount of money to its common shareholders at any time.

                        In seeking to provide income exempt from regular Federal and California income tax, RAA invests substantially all of its assets in a diversified portfolio of investment grade California municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. At least 80% of RAA's assets will be invested in securities rated investment grade by Moody's (including those rated as low as Baa3, MIG-4 or P-3), Standard & Poor's (including those rated as low as BBB-, SP-2 or A-3), Fitch Investors Services, Inc. ("Fitch") (including those rated as low as BBB- or F-3) or another nationally recognized statistical rating organization. In seeking to provide income exempt from regular Federal and California income tax, BFC invests at least 80% of its total assets in a non-diversified portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by Standard
                        & Poor's or which are determined by the Investment Adviser to have equivalent claims-paying abilities. For further information on the differences in the investment objectives and certain significant investment policies and restrictions of BFC and RAA, see "Comparison of BFC and RAA" below.

                        As discussed under "Comparison of BFC and RAA-- Investment Adviser and Other Service Providers," the Investment Adviser currently serves as the investment adviser to BFC and RAA, and will continue to serve as the investment adviser to RAA after the Merger. The following Table shows the actual and pro forma investment advisory fees and other expenses paid by BFC and RAA during their latest fiscal year (October 31, 1998 for RAA and December 31, 1998 for BFC) and the pro forma investment advisory fees and other expenses that would be paid by RAA after consummation of the Merger.

                           COMPARATIVE EXPENSE TABLE

                                     RAA
                                     Pro
                                    Forma
                                     For
                                     The
                          RAA  BFC  Merger
                          ---- ---- ------
Annual Expenses
 (as a percentage of net
 assets attributable to
 common shares)
Management Fees.........  0.52 0.50  0.56
Other Expenses..........  0.84 0.47  0.41
Total Annual Expenses...  1.36 0.97  0.97

Example:

The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.

                                                                           10
                                                 1 Year  3 Years 5 Years  Years
                                                 ------- ------- ------- -------
RAA............................................. $       $       $       $
BFC.............................................
RAA Pro Forma for the Merger....................

--------
The purpose of the comparative expense table is to assist shareholders in understanding the various costs and expenses of investing in shares of RAA and BFC. The information in the table is based upon annualized expenses for the fiscal years of RAA and BFC ended in 1998. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The actual rate of return of RAA and BFC may be greater or less than the hypothetical 5% annual return above in the Example.

The administrators for RAA and BFC and the fees charged by each administrator currently are as follows:

      Fund                                    Administrator                Fee*
      ----                                    -------------                ----
      RAA...................... Prudential Investments Fund Management LLC 0.10%
      BFC...................... Princeton Administrators L.P.              0.10%

     --------
     * Payable monthly at an annual rate expressed as a percentage of average weekly net investment assets.

After consummation of the Merger, BlackRock Financial Management, Inc. and Prudential Investments Fund Management LLC will act as co-administrators of RAA
and receive an aggregate fee equal to [   ]% of RAA's weekly net assets.

                        Dividends and Distributions. BFC and RAA have identical dividend policies with respect to the payment of dividends on their common shares. The present policy of BFC and RAA, which may be changed by their Boards, is to make regular monthly cash distributions to holders of its common shares at a rate that reflects past and projected performance and that may be changed by the Boards of Directors at any time. BFC has experienced a marginally lower distribution rate as a percentage of net asset value attributable to common shares than RAA due to the requirement that BFC retain income sufficient over the life of BFC to return the initial offering price of its common shares at the end of its term and due to the fact that BFC also expects that its distribution rate will decline over time as its termination date becomes closer and it shortens the maturities of its portfolio investments. Accordingly, the Investment Adviser expects RAA's level of monthly distributions to increase due to advantages gained from the Merger and to be higher than the current distribution rates of BFC and RAA as a percentage of net asset value.

                        The dividend rates on the preferred shares of BFC and RAA, including the RAA preferred shares to be issued pursuant to the Merger, are determined on the basis of auctions, which typically are held weekly. See ("Description of Preferred Shares of RAA--Auction Procedures") and the Statement of Additional Information.

                        Certain Federal Income Tax Consequences. The Merger is conditioned upon, among other things, the receipt by RAA and BFC of an opinion as of the closing of the Merger (the "Closing") from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and RAA and BFC will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, (i) no gain or loss will be recognized by RAA or BFC as a result of the Merger, and
                        (ii) no gain or loss will be recognized by a shareholder of BFC who receives RAA Shares (as hereinafter defined) for shares of BFC exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RAA Shares). For additional Federal income tax consequences of the Merger, see "Certain Federal Income Tax Consequences."

                        Board Consideration. In reviewing the proposed Merger, the Boards of Directors of BFC and RAA considered the potential impact of the Merger on its shareholders, including but not limited to (i) the terms and conditions of the Merger Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BFC and RAA and of the organizations that would provide such services to RAA after the Merger, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BFC and RAA and their compatibility; (iv) the historical investment performance of BFC and RAA and anticipated future influences on such investment performance with and without the Merger; (v) the historical and projected operating expenses of BFC and RAA and the projected pro forma operating expenses of RAA; (vi) the terms of the preferred shares of BFC and RAA; (vii) the anticipated tax consequences of the Merger; (viii) the shift on the part of BFC's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BFC and RAA and the anticipated impact of the Merger on the market price of such common shares; and (x) the costs associated with the Merger. See "The Proposed Merger-- Reasons for the Merger; Board Consideration."

                        Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Boards of Directors of BFC and RAA, including the non-interested members of such Boards, have determined the proposed Merger is advisable and have directed the proposed Merger to be submitted for consideration by the shareholders of BFC and RAA at the meeting.

                        Voting Matters. In order for the proposed Merger to be completed, the Merger Agreement must be approved by (i) a majority of the outstanding common shares of BFC voting as a separate class, (ii) a majority of the outstanding preferred shares of BFC voting as a separate class and (iii) a majority of the outstanding common shares and outstanding preferred shares of RAA voting together as a single class. For additional information, see "The Proposed Merger--Votes Required For the Merger."

             RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGER

The following risks and special considerations should be considered by shareholders of BFC and RAA in their evaluation of the Merger.

The market prices of the municipal obligations in which BFC and RAA invest are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed income municipal obligations with longer remaining maturities typically fluctuate more than those of similarly rated fixed income municipal obligations with shorter remaining maturities. The market prices of zero coupon municipal obligations of any particular maturity tend to be more volatile than current pay obligations of the same maturity. The values of fixed income municipal obligations also may be affected by changes in the credit ratings or financial conditions of the issuing entities. BFC and RAA may also invest in floating rate municipal obligations the yields of which will vary in accordance with prevailing interest rates. The market value of floating rate municipal obligations tends to be affected by changes in prevailing interest rates to a lesser extent than fixed rate municipal obligations.

Effective duration reflects the sensitivity of a portfolio to interest rate fluctuations. A portfolio with a longer effective duration reacts more strongly to interest rate changes than a portfolio with a shorter effective duration. Duration is the weighted present value of principal and interest payments expressed in years. Duration may more accurately measure a portfolio's sensitivity to incremental changes in interest rates than weighted average maturity. For example, a portfolio with a duration of 5.0 years should have half the interest rate sensitivity of a portfolio with a duration of 10.0 years, because the portfolio with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly.

The following table sets forth the nominal yield and duration of RAA's and BFC's portfolio of municipal obligations as of April 30, 1999 and for RAA on a pro forma basis assuming the Merger had occurred on such date.

                                                       BFC   RAA   Pro Forma RAA
                                                       ----  ----  -------------
Nominal Yield*........................................ 3.42% 4.03%     3.47%
Effective Duration**.................................. 6.95  9.08      7.13

--------
 * The nominal yield provided for BFC and RAA represents the portfolio's internal rate of return given the weighted average price of portfolio securities and expected cash flows.
** Expressed in years.

The following tables set forth the high and low market price, net asset value and premium/discount to net asset value for RAA and for BFC for the periods indicated.

                     PER SHARE DATA FOR RAA COMMON STOCK*
                     TRADED ON THE AMERICAN STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- --------------
            Period              High     Low    High     Low    High    Low
            ------             ------- ------- --------------- --------------
First Quarter 1997............ 14.5000 13.8750  13.930  14.340  3.190  (2.700)
Second Quarter................ 14.6875 13.8750  14.480  13.850  3.410  (0.850)
Third Quarter................. 15.0000 14.6250  14.750  14.530  1.940  (1.050)
Fourth Quarter................ 15.7500 14.6250  15.090  14.580  5.070  (0.410)
First Quarter 1998............ 16.1250 15.0625  15.290  15.010  4.170  (0.640)
Second Quarter................ 15.3125 15.1250  15.210  14.980  5.560   1.890
Third Quarter................. 16.1250 15.4375  15.480  15.100  5.600   0.940
Fourth Quarter................ 16.7500 15.7500  15.710  15.360  9.050   1.830
First Quarter 1999............ 16.6250 16.0625  15.520  15.290  7.490   3.500
Second Quarter 1999........... 16.6250 15.8750  15.420  14.750  9.320   4.790
July 1, 1999 through July 16,
 1999......................... 15.7500 15.6250  14.790  14.820  6.490   5.430

                     PER SHARE DATA FOR BFC COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- ---------------
           Period               High     Low    High     Low    High     Low
           ------              ------- ------- --------------- ------  -------
First Quarter 1997...........  14.8750 14.0000  16.150  15.630 (6.510) (12.450)
Second Quarter...............  14.5000 13.6250  16.210  15.490 (9.400) (11.710)
Third Quarter................  15.1250 14.5000  16.580  16.190 (7.650) (10.930)
Fourth Quarter...............  15.4375 14.7500  16.690  16.310 (7.100)  (9.750)
First Quarter 1998...........  15.6875 15.1667  16.960  16.660 (6.590)  (9.970)
Second Quarter...............  15.7500 15.0000  16.810  16.560 (6.020)  (8.800)
Third Quarter................  16.1250 15.3125  17.170  16.700 (6.810)  (8.490)
Fourth Quarter...............  16.3750 15.7500  17.420  17.160 (6.320)  (8.060)
First Quarter 1999...........  16.0000 15.4175  17.310  17.020 (6.730)  (9.010)
Second Quarter 1999..........  16.0000 15.2500  17.160  16.410 (6.310)  (8.650)
July 1, 1999 through July 16,
 1999........................  15.8125 15.3125  16.560  16.450 (4.510)  (6.160)

--------
 * Calculations are based on common shares outstanding on the last day of each period indicated.
** As reported in the consolidated transaction system.

BFC currently is scheduled to terminate on December 31 of 2008, whereas RAA has no scheduled termination date and intends to continue operating indefinitely. If the Merger of BFC is completed, the shareholders of BFC will no longer have a likelihood of receiving a specified distribution of $15 on BFC's scheduled termination date. RAA has no scheduled termination date and, if the Merger of BFC is completed, common shareholders of BFC will be dependent on the trading prices of RAA common shares available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BFC.

BFC and RAA utilize a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. Utilization of leverage through the issuance of preferred stock is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock, potentially more volatility in the market value of the common stock and fluctuations in the dividend rate on the preferred stock that may affect the yield to holders of common stock. So long as BFC or RAA is able to realize a higher net return on its investment portfolio than the then current dividend rate of any preferred stock together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher current net investment income than if BFC or RAA were not so leveraged. On the other hand, to the extent that the then current dividend rate on any preferred stock approaches the net return on BFC's or RAA's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current dividend rate on any preferred stock were to exceed the net return on BFC's or RAA's portfolio, the leveraged capital structure would result in a lower rate of return to holders of common stock than if BFC or RAA were not so leveraged. Similarly, since any decline in the net asset value of the investments will be borne entirely by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if BFC or RAA were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common stock. If BFC or RAA's current investment income were not sufficient to meet dividend requirements on any preferred stock, it could be necessary for BFC or RAA to liquidate certain of its investments, thereby reducing the net asset value attributable to the common stock. Moreover, while dividends on preferred stock, which will be cumulative, are unpaid, no dividends would be permitted to be paid on common stock until BFC became current in its payments of dividends on the preferred stock.

With respect to the outstanding preferred shares of BFC and RAA, as of April 30, 1999, the asset coverage was 306.3% for RAA and 327.3% for BFC. If the Merger had occurred as of that date, the asset coverage of RAA would have been 319.6, which significantly exceeds the minimum asset coverage required by the Investment Company Act of 1940, as amended (the "1940 Act") and rating agency guidelines. If RAA issues additional preferred shares after the completion of the Merger, as currently is contemplated, RAA anticipates that its asset coverage would be approximately 265.8% immediately after such issuance. See "Description of Preferred Shares of RAA and BFC--Additional Preferred Shares."

The following table sets forth for RAA and BFC as of April 30, 1999 and for RAA on a pro forma basis assuming the Merger is completed the percentage of its portfolio invested in securities rated in the four highest rating categories by Moody's and Standard & Poor's.

                       Ratings                        BFC   RAA    Pro Forma RAA
                       -------                        ----  ----   -------------
Aaa/AAA.............................................. 96.9* 49.7**     93.0**
Aa/AA................................................  3.1  19.4        4.4
A/A..................................................    0  21.1        1.7
Baa/BBB..............................................    0   9.9        0.8

--------
 * Represents the claims paying ability of the insurance companies that insure the municipal obligations in which BFC invests.
** Includes unrated securities deemed by the Investment Adviser to have a credit quality equivalent to Aaa/AAA, and short-term securities rated A-1/P-
  1. As of April 30, 1999, unrated securities comprised [ ]% of RAA's portfolio and short-term securities comprised [ ]% of RAA's portfolio.

See "Comparison of BFC and RAA--Investment Objectives and Policies" for a discussion of the credit quality of the portfolio securities of BFC and RAA, and see Annex A to the Statement of Additional Information for a general description of Moody's and Standard & Poor's ratings of municipal obligations.

From time to time RAA and BFC may invest in municipal obligations the interest on which would be subject to the alternative minimum tax ("AMT"). RAA and BFC expects that no more than 20% of its respective assets will be invested in municipal obligations subject to such tax at any time. As of April 30, 1999, approximately 19.3% of RAA's portfolio securities were subject to the AMT. As of April 30, 1999, [none] of BFC's portfolio securities were subject to the AMT. Based on the foregoing, approximately 1.6% of RAA's portfolio securities would have been subject to the AMT on a pro forma basis, assuming the Merger was completed on such date. RAA may not be a suitable investment for investors who are subject to the AMT.

BFC and RAA may purchase securities as to which no liquid trading market exists. Such illiquid securities may include unrated securities and securities such as lease obligations and small issues for which market quotations are not readily available. Should BFC or RAA desire to sell such securities, BFC or RAA would be subject to the risk that it may not be able to find a ready buyer at the price which BFC or RAA believes reflects the value of these securities, as dealers may not maintain daily markets in these securities and retail secondary markets may not exist. In that case, BFC or RAA may be forced to withdraw such securities from sale or accept a price which, in its opinion, does not reflect the value of these securities. The value of BFC's net assets could be adversely affected as a result. To the extent BFC invests in newer types of municipal obligation products, it may be subject to the risk that such assets may become illiquid even though they were considered to be liquid at the time of investment.

From time to time, BFC and RAA's investments may include securities as to which BFC or RAA, by itself or together with other funds or accounts managed by the Investment Adviser, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, BFC or RAA may find it more difficult to sell these securities at a time when the Investment Adviser believes it is desirable to do so.

The charters (each, a "Charter") of BFC and RAA include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BFC or RAA and which will require the vote of 75% of the shares of Common Stock in addition to the favorable vote (which may entail approval of a majority or up to 75%) of any other class of stock to convert BFC to open-end status.

                              THE PROPOSED MERGER

The terms and conditions of the Merger are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.

Description of the Merger. The Merger Agreement provides for the merger of BFC into RAA. As a consequence, the separate existence of BFC would cease, RAA would, by operation of law, own all of the assets and be subject to all of the liabilities of BFC, each shareholder of BFC would become a shareholder of RAA on the terms described below and the Charter, bylaws, directors and officers of RAA immediately prior to the closing of the Merger would remain the Charter, bylaws, directors and officers of RAA as the surviving company after such Merger.

Upon completion of the Merger, (i) each of the outstanding common shares of BFC will, without any action on the part of the holder thereof, be converted into and exchangeable for that number of shares of common stock, par value $.01 per share, of RAA ("RAA Common") having the same aggregate net asset value on the last business day prior to the date of completion of the Merger as such share of common stock of BFC and (ii) each of the outstanding preferred shares of BFC will, without any action on the part of the holder thereof, be converted into one share of a series of preferred stock, liquidation value $25,000 per share, of RAA ("RAA Preferred" and together with the RAA Common, the "RAA Shares") having the same terms, including auction dates, dividend periods and dividend payment dates, as such series of preferred stock of BFC, except that (x) the initial dividend rate of the newly issued shares of RAA Preferred will be the same as that established in the most recent auction of the corresponding series of preferred stock of BFC, (y) dividends on the newly issued shares of RAA Preferred will, in effect, accrue from the beginning of the dividend period for the corresponding series of preferred stock of RAA to and including the last day of the dividend period for the corresponding series of preferred stock of BFC and (z) the initial auction for newly issued shares of RAA Preferred will be held on the day on which the auction next succeeding the date of the Merger would have been held for the corresponding series of preferred stock of BFC, but for the Merger.

In addition, BFC will declare a special dividend (a "Special Dividend"), payable to holders of record of its common shares immediately prior to the Merger, in an amount at least equal to the amount necessary for BFC to satisfy the requirements of Section 852(a)(1) of the Code, the compliance with which is necessary for BFC to qualify as a regulated investment company for Federal income tax purposes for its taxable year ending on the day on which the Closing occurs. Although the precise amount of the special dividend will not be known until the time of the Merger, it is currently anticipated that the amount of such dividend will be approximately $0.4659 per share in the case of BFC. Such dividend will reduce the net asset value per common share of BFC for purposes of determining the number of shares of RAA Common issuable in respect of such common shares. Such dividend will be payable in the form of additional common shares of BFC (which will convert into common shares of RAA by operation of the Merger) or in cash, at the election of the stockholders. Such
dividend will be paid on or before       , 1999 in shares of RAA Common unless
a holder of common shares of BFC elects to receive cash on or before       ,
1999. Such election may be made by shareholders on a form that will be mailed
to them at least     days prior to the election deadline or within 15 days
after the Merger.

The net asset value per share of the common stock of BFC and RAA Common shall be computed as of the close of business on the last business day prior to the date on which the Merger is completed by dividing the value of BFC and RAA's total assets, less liabilities and less the aggregate liquidation preference of all of their respective outstanding preferred shares and any accumulated and unpaid dividends thereon, by the number of their respective common shares outstanding. In determining the value of BFC and RAA's assets, State Street Bank & Trust Company will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of BFC and RAA pursuant to procedures utilized by RAA to value its own assets and to determine its own liabilities, which procedures are substantially similar to those currently used by BFC. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by BFC) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of BFC and RAA under the general supervision of the Boards of Directors of BFC or RAA.

No fractional shares of RAA Common will be issued. In lieu thereof, RAA's transfer agent will aggregate all fractional shares of RAA Common and sell the resulting whole shares of RAA Common on the AMEX for the account of all shareholders of fractional interests, and each such shareholder will be entitled to his or her pro rata share of the proceeds of such sale upon surrender of his or her BFC common share certificates.

Following the Merger, each preferred shareholder of BFC will own the same number of shares of RAA Preferred as he or she held of preferred shares of BFC, and the RAA Preferred shares will have rights and preferences the same as those of the preferred shares of BFC. Dividends will accumulate on preferred shares of each series of BFC up to and including the day on which the Closing occurs and will be paid, together with the dividends then payable in respect of the corresponding series of RAA Preferred, to the holders thereof on the dividend payment date in respect of the Initial Dividend Period for such corresponding series of RAA Preferred. The "Initial Dividend Period" for newly issued shares of RAA Preferred will be the same dividend period in effect for the corresponding series of preferred stock of BFC in effect immediately prior to the Merger. The dividend rate for the newly issued shares of RAA Preferred for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Merger for the corresponding series of preferred shares of BFC. The initial auction for the newly issued shares of RAA Preferred issued pursuant to the Merger will be held on the day on which the auction next succeeding the Merger would have been held for the preferred shares of the corresponding series of preferred shares of BFC but for the Merger.

Under the terms of the Merger Agreement, the Merger is conditioned upon (i) approval by the shareholders of BFC and RAA, as described under "Votes Required for the Merger" below, (ii) BFC's and RAA's receipt of written advice from Moody's (a) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding preferred shares of RAA and (b) assigning Aaa ratings to the shares of RAA Preferred to be issued pursuant to the Merger, (iii) BFC's and RAA's receipt of an opinion to the effect that the Merger will qualify as a tax-free reorganization under the Code, (iv) BFC's and RAA's receipt of certain routine certificates and legal opinions, (v) BFC not owning any assets or being subject to any liabilities that RAA is prohibited from acquiring or assuming and (vi) the SEC not taking any action to prohibit the Merger. Assuming satisfaction of the conditions in the Merger Agreement, the Closing will be effective on November 30, 1999 or such other date as agreed to by the parties.

The Merger Agreement may be terminated before or after approval by shareholders of BFC or RAA, at any time prior to the Closing (i) by RAA in its sole discretion, (ii) by BFC if any condition to BFC's obligations under the Merger Agreement has not been satisfied or waived, (iii) by the mutual consent of the parties or (iv) by any party to the Merger if the Merger has not occurred by December 31, 1999. The Merger Agreement provides further that at any time before or (to the extent permitted by law) after approval of the Merger Agreement by the shareholders of BFC (x) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Merger Agreement provided that such amendment does not materially adversely affect the shareholders of the parties and (y) any party may waive any default by another party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders) if in the judgment of the Boards of Directors such action or waiver would not have a material adverse effect on the benefits intended under this Agreement.

Surrender and Exchange of BFC Share Certificates. After the Closing, each holder of an outstanding certificate or certificates formerly representing common shares of BFC will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing (i) the number of RAA Common shares exchangeable for such holder's common shares, (ii) the number of RAA Common shares payable as the special dividend declared by BFC prior to the Merger, unless the shareholder has elected to receive cash in which case the shareholder shall receive such dividend in cash and (iii) cash in lieu of any fractional RAA Common shares. Promptly after the Closing, the transfer agent will mail to each holder of certificates formerly representing BFC shares a letter of transmittal for use in surrendering his or her certificates for certificates representing RAA Common shares and cash in lieu of any fractional RAA Common shares.

After the Closing, each holder of an outstanding certificate or certificates formerly representing preferred shares of BFC will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of RAA Preferred distributable with respect to such holder's preferred shares of BFC. Promptly after the Closing, the transfer agent for the RAA Preferred will mail to each holder of certificates formerly representing preferred shares of BFC a letter of transmittal for use in surrendering his or her certificates for certificates representing preferred shares of BFC.

Shareholders should not send in any share certificates at this time. Upon consummation of the Merger, holders of BFC shares will be furnished instructions for exchanging their BFC share certificates for RAA share certificates and, if applicable, cash in lieu of fractional RAA Common shares.

From and after the Closing, certificates formerly representing BFC shares will be deemed for all purposes to evidence ownership of the number of RAA Shares distributable with respect to BFC shares in the Merger, provided that until BFC share certificates have been so surrendered, no dividends payable to the holders of record of RAA Shares as of any date subsequent to 30 days after the Merger are required to be paid to the holders of BFC share certificates. Unpaid dividends on RAA shares to holders of record as of any date after such 30th day and prior to the exchange of certificates by a BFC shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders in proper form his or her BFC share certificates for exchange.

From and after the Closing, there will be no transfers on the record transfer books of BFC. If, after the Closing, certificates representing BFC shares are presented to BFC, they will be cancelled and exchanged for certificates representing RAA shares and, if applicable, the cash in lieu of fractional RAA common shares distributable with respect to such fractional RAA shares.

Appraisal Rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as BFC, are not entitled to demand the fair value of their shares in connection with the Merger of BFC; therefore, the common shareholders of BFC will be bound by the terms of the Merger, if approved at the special shareholders meeting. However, any common shareholder of BFC may sell his or her common shares at any time on the NYSE. Conversely, since the preferred shares of BFC are not traded publicly on a national securities exchange, such preferred shareholders will be entitled to demand and receive payment of the fair value of such preferred shareholder's shares upon the consummation of the Merger. As shareholders of the corporation acquiring BFC, neither holders of RAA Common nor holders of RAA Preferred are entitled to appraisal rights under Maryland law.

Under Maryland law, a preferred shareholder of BFC desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with BFC a written objection to the Merger at or before the Meeting, (ii) must not vote in favor of the Merger and (iii) must make written demand on RAA for payment of his or her stock stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Merger (RAA is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Merger. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Meetings. A demand for payment of fair market value may not be withdrawn, except upon the consent of RAA. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting shareholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

Reasons for the Merger; Board Consideration. At the August 12, 1998 meeting of the Boards of Directors of BFC and RAA, each Board was advised that the Investment Adviser was studying whether a merger of BFC with RAA would be in the best interests of the shareholders. Following that meeting, the Investment Adviser completed its studies and at a meeting of the Boards of Directors of BFC held on May 13, 1999, the Investment Adviser presented a preliminary proposal for the Merger. The preliminary proposal was discussed by the Boards at such meeting, after which the Boards requested additional information from the Investment Adviser. This additional information was considered in depth by the Boards of Directors of BFC and RAA at a meeting held on July 12, 1999. At that meeting, the Boards of Directors of BFC and RAA (the "Boards"), which consist of the same individuals, concluded that the Merger is in the best interests of the shareholders of BFC and RAA, approved the Merger Agreement and approved the submission of the Merger Agreement to each of BFC's and RAA's shareholders for approval.

Also on July 12, 1999, the Boards of Directors preliminarily approved the filing of amended Articles Supplementary to RAA's Charter setting forth the designation of and establishing the number of shares, powers, rights and preferences of each series of RAA Preferred that may be issued to holders of preferred shares of BFC as part of the Merger.

The Boards of Directors of BFC and RAA recommend that the shareholders of each of BFC and RAA, respectively, vote FOR the proposal relating to the Merger Agreement.

In reviewing the proposed Merger, the Boards of Directors of BFC and RAA considered the potential impact of the Merger on its shareholders, including but not limited to (i) the terms and conditions of the Merger Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BFC and RAA and of the organizations that would provide such services to RAA after the Merger, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BFC and RAA and their compatibility; (iv) the historical investment performance of BFC and RAA and anticipated future influences on such investment performance with and without the Merger; (v) the historical and projected operating expenses of BFC and RAA and the projected pro forma operating expenses of RAA; (vi) the terms of the preferred shares of BFC and RAA; (vii) the anticipated tax consequences of the Merger; (viii) the shift on the part of BFC's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BFC and RAA and the anticipated impact of the Merger on the market price of such common shares; and (x) the costs associated with the Merger.

In approving the Merger, the Boards identified certain benefits that are likely to result from merging BFC with RAA, including: higher distribution rates; the payment of a special dividend to the common shareholders of BFC immediately prior to the Merger; reducing the impact on shareholders of BFC of having portfolio securities being called by their issuers, because RAA would be able to reinvest the proceeds from called portfolio securities in securities with longer maturities and higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BFC); increased possibility of trading at a lower or at no discount from net asset value; and a more liquid trading market for common shares of BFC after being merged with RAA. The Boards also considered the possible adverse effects and estimated costs of merging BFC with RAA. See "Risks and Special Considerations Regarding the Merger."

Higher Distribution Rate. Based on data presented by the Investment Adviser regarding BFC's and RAA's current distribution rate and the absence for RAA of the requirement to retain income in order to be able to meet an objective of distributing a specified amount at a specified termination time, the Boards of Directors of BFC and RAA anticipates that the monthly distribution rate of RAA will be higher per dollar of net assets attributable to a share of common stock than would be the case for BFC by itself and for RAA by itself.

Special Dividend. BFC, as part of its investment objective, seeks to return to its common shareholders $15 per share on or about December 31, 2008. In order to assure that BFC will be able to achieve this portion of its investment objective, BFC retains each year a portion of its net investment income and holds such income until the expiration of BFC. In connection with the Merger, BFC will pay its common shareholders immediately prior to the Merger a special dividend out of such retained income. As of April 30, 1999, the Investment Adviser estimates this distribution to be: $0.4659 per share for BFC. This distribution will be exempt from regular Federal income tax.

Reduced Reinvestment Risk. The terms of municipal obligations often give their issuers the right periodically to "call" or repay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time BFC was formed, most of the municipal obligations available in the market were subject to call provisions. Because interest rates have declined, the Investment Adviser believes that many of the municipal obligations owned by BFC will be called prior to the termination of BFC. The Investment Adviser would then reinvest the proceeds from the called securities in other municipal obligations but, because BFC has a limited term, the Investment Adviser would be required to reinvest in municipal obligations maturing prior to the expiration of BFC's term. The relatively short term remaining for BFC would require the Investment Adviser to reinvest in shorter term municipal obligations with relatively lower interest rates. The Merger would result in the Investment Adviser being able to reinvest the proceeds from called portfolio securities into municipal obligations with longer maturities and relatively higher interest rates because RAA has an indefinite term.

Potential for Improved Stock Price Performance. Based on data presented by the Investment Adviser regarding the trading patterns of BFC and RAA, as well as other leveraged municipal bond funds, and regarding the potential impact of higher distribution rates, the Boards of Directors of BFC and RAA believe that the common shares of RAA may trade at a lower or no discount from net asset value following the Merger. In this connection, the Boards of Directors noted that the market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stock, and that a higher distribution rate as a result of the Merger may produce positive stock price performance.

Increased Liquidity. The Merger would result in RAA having a significantly larger number of common shares outstanding, and a significantly larger number of common shareholders, than RAA prior to the Merger. Market prices of common shares of smaller investment companies are likely to experience greater spreads between their bid and offer prices than market prices of common shares of larger investment companies, and that increasing the size of RAA by merging BFC with RAA should result in a higher average daily trading volume, a narrower average spread between bid and offer prices and reduced price volatility for its common shares. There can be no assurance that the Merger will produce these anticipated benefits. However, the Boards of BFC and RAA believe that these results, if obtained, would benefit holders of common shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the common shares.

In approving the Merger, the Boards of BFC and RAA also considered a report of the Investment Adviser indicating that the Merger should have a beneficial overall effect on the financial status and ongoing performance of RAA, and considered such measures as nominal yield, annual earnings, annual dividends, dividend rates as a percentage of market price, management fees and undistributed net investment income balances. The Boards of BFC and RAA also examined the relative credit strength, maturity characteristics, preferred share asset coverages and mix of type of securities of BFC and RAA's portfolios of municipal obligations and the costs involved in the Merger. The Boards noted the many similarities between BFC and RAA. Based on these factors, the Boards determined that the

Merger is likely to provide benefits to the shareholders of BFC, as discussed above, that outweigh the possible adverse effects and the costs (including legal, accounting and administrative costs, some of which have already been incurred in evaluating and analyzing the Merger) presented by the Merger.

Expense Ratios. In evaluating the Merger, the Board of Directors of BFC considered that the Merger is not expected to cause any increase in expense ratios that will be experienced by common shareholders of BFC. The average aggregate expense ratios for BFC's latest three fiscal years was 0.98%. The anticipated aggregate pro forma expense ratio for RAA, assuming that the Merger is completed, is 0.97%. The Boards of Directors also considered that the anticipated aggregate pro forma expense ratio for RAA will be [less than/approximately the same as] the average aggregate expense ratio for closed-end national municipal bond funds as reported in information prepared by Lipper and presented to the Boards by the Investment Adviser. The aggregate expense ratio of RAA will be the same as the current expense ratio of BFC as a result of the Merger, which will benefit the current shareholders of RAA.

Indefinite Term. BFC currently is scheduled to terminate on December 31 of 2008. As part of BFC's investment objective, it seeks to distribute to its common shareholders $15 per common share, in connection with its termination. RAA has no scheduled termination date and, if the Merger of BFC is completed, common shareholders of BFC will be dependent on the trading prices available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BFC. In recommending that the common shareholders of BFC approve BFC's Merger into RAA, the Board of Directors of BFC determined that the Merger is likely to provide benefits to the shareholders of BFC, as discussed above, that outweigh the possible market risks associated with the disposition of their common shares following the Merger.

Expenses of the Merger. In evaluating the Merger, the Investment Adviser estimated the amount of expenses BFC and RAA would incur to be $175,731, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. These estimates were based on information provided by BFC's and RAA's service providers. The Merger Agreement provides that BFC and RAA will each be responsible for that portion of the expenses of the Merger equal to the proportion its total assets bears to the combined total assets of BFC and RAA.

In approving the Merger, the Boards of Directors determined that the Merger should result in no dilution of the interests of BFC's and RAA's existing shareholders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The consummation of the Merger is conditioned upon, among other things, the receipt by RAA and BFC of an opinion as of the Closing from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and RAA and BFC will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by RAA or BFC as a result of the Merger, and no gain or loss will be recognized by a shareholder of BFC who receives RAA Shares for shares of BFC exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RAA Shares and the Special Dividend). The opinion referred to above has been filed as an exhibit to the Registration Statement of which this Combined Proxy Statement/Prospectus is a part.

The aggregate tax basis of the RAA Shares to be received by shareholders of BFC will be the same as the aggregate tax basis in the shares of BFC surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received), and the holding period of the RAA Shares to be received by shareholders of BFC in connection with the Merger will include the holding period of the shares of BFC surrendered in exchange therefor, provided that the shares in BFC are held as a capital asset at the Closing.

Cash received in lieu of a fractional RAA Share will be treated as received in redemption for such fractional interest, and gain or loss will be recognized, measured by the difference between the amount received and the portion of the tax basis of a shareholder's shares in BFC allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss if the shares of BFC are held as a capital asset at the Closing, and will be long-term capital gain or loss if the holding period of such shares is greater than one year at the Closing.

It is intended that the Special Dividend constitute a distribution from BFC. As such, each distribution will be treated as ordinary income (except to the extent eligible for designation by BFC as an exempt-interest dividend or a capital gain dividend), whether a shareholder receives the Special Dividend in stock or elects to receive cash in lieu of stock.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Merger. An opinion of counsel is not binding on the IRS, and there can be no assurance that the IRS would not adopt a contrary position or that the IRS position would not be sustained by a court. THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF BFC SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS PREFERRED SHAREHOLDERS OF BFC WHO ELECT APPRAISAL RIGHTS, FOREIGN HOLDERS OR HOLDERS WHOSE SHARES WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF BFC ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE MERGER.

                                VOTING MATTERS

General. This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of Directors of BFC and RAA of proxies to be voted at the Meeting and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is scheduled as a joint meeting of the respective shareholders of BFC and RAA because the shareholders of BFC and RAA are expected to consider and vote on similar matters. The Boards of BFC and RAA have determined that the use of a joint proxy statement/prospectus for the Meeting is in the best interest of BFC's and RAA's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of BFC's meeting to a time immediately after the Meeting so that BFC's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of BFC and RAA will vote separately on the proposal.

The cost of soliciting proxies will be borne by BFC and RAA in proportion to the amount of proxies solicited on behalf of BFC and RAA. In addition, certain officers, directors and employees of BFC, RAA, the Investment Adviser and the administrator of BFC and RAA (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. In addition, BFC and RAA may employ [Shareholder Communications Corporation] pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by BFC and RAA and is estimated to be approximately [$3,500] for each of BFC and RAA.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a shareholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary at the address indicated above or by voting in person at the Meeting.

The Boards of BFC and RAA know of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

The Boards of BFC and RAA have fixed the close of business on              ,
1999, as the record date for the determination of stockholders of BFC and RAA entitled to notice of and to vote at the Meeting or any adjournment thereof.

At the close of business on April 30, 1999, RAA and BFC had outstanding the number of common shares and preferred shares set forth below:

                                                  Amount Held Amount Outstanding
                                                  by Fund for    Exclusive of
                                        Amount      its Own    Amount Shown in
Fund                      Designation Authorized    Account    Previous Column
----                      ----------- ----------- ----------- ------------------
RAA...................... Common      199,999,700     0            1,007,093
                          Preferred:
                              W7              300       0                300
BFC...................... Common      199,996,880     0           10,407,093
                          Preferred:
                              W7            1,560       0              1,560
                              W28           1,560       0              1,560

For BFC and RAA, the class or classes of shares listed above are the only authorized class or classes of shares.

The principal executive offices of BFC are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the principal executive offices of RAA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The enclosed proxy or proxies and this proxy statement are first being
sent to BFC's and RAA's shareholders on or about              , 1999.

BFC and RAA will furnish, without charge, a copy of BFC's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

As of February 26, 1999, none of BFC or RAA was aware of any beneficial or record owner of 5% or more of any class of shares of BFC or RAA except that 242,000 of the outstanding Common Shares of RAA (or 24.07% of the outstanding Common Shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arto G., Michael J. Casey and Whittier Trust Company, all of whom are located as 1600 Huntington Drive, South Pasadena, California 91030.

All proxies received will be voted in favor of the proposal, unless otherwise directed therein.

If the accompanying proxy is or the accompanying proxies are executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy or proxies on all matters that may properly come before the Meeting.

Voting Requirements of BFC

Votes of Common Shareholders as a Separate Class. Common shareholders of BFC are being asked to approve the Merger Agreement pursuant to Maryland law and under the Charter of BFC. Because of the separate class vote with respect to the preferred stock of BFC described below, the Charter of BFC requires the common stock of BFC to vote as a separate class with respect to the Merger and the related Merger Agreement. The affirmative vote of shareholders representing at least a majority of the outstanding common shares of BFC is required to approve BFC's Merger and the Merger Agreement.

Votes of Preferred Shareholders as a Separate Class. Preferred shareholders of BFC are being asked to approve the Merger Agreement pursuant to the Articles Supplementary pertaining to each series of preferred shares, Maryland law and as a "plan of reorganization" under the 1940 Act.

Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a separate class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board of Directors of BFC does not believe that the holders of preferred shares of BFC would be materially adversely affected by the Merger, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of the RAA Preferred issued pursuant to the Merger is slightly more or less than the asset coverage with respect to the preferred shares of BFC for which they are exchanged or such as the absence of a fixed termination date for RAA). Accordingly, BFC is seeking approval of the Merger Agreement by the holders of preferred shares of BFC. Accordingly, the affirmative vote of shareholders representing at least a majority of the outstanding preferred shares of BFC, with all the series of preferred shares of BFC voting together as a single class, is required to approve BFC's Merger and the Merger Agreement. Please note that the asset coverage tests applicable to RAA Preferred under the 1940 Act and required by the rating agencies will be satisfied following completion of the Merger.

Voting Requirement of RAA

Combined Vote of Common and Preferred Shareholders. A combined vote of the common and preferred shareholders of RAA is required to approve the Merger. Maryland law requires shareholder approval to effect the Merger. The affirmative vote of shareholders representing at least a majority of the outstanding shares of RAA Common and RAA Preferred, voting together as a single class, is required to approve the Merger and the related Merger Agreement.

Quorum

A quorum is constituted with respect to RAA and BFC by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of RAA or BFC entitled to vote at the Meeting and with respect to a class vote of the preferred shares or common shares of BFC by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of such class entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Merger Agreement are not received with respect to RAA or BFC, the persons named as proxies may propose one or more adjournments of the Meeting or a portion thereof to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting at that time in person or by proxy. If a quorum is not present on a particular matter, the persons named as proxies will vote those proxies in favor of adjournment except to the extent the proxy expressly states otherwise. If a quorum is present on a particular matter, the persons named as proxies will vote in favor of such adjournment(s) all proxies other than those proxies required to be voted AGAINST such proposal, which will be voted against any adjournment(s). A shareholder vote may be taken with respect to RAA or BFC on some or all matters before any such adjournment(s) if sufficient votes have been received for approval.

                  DESCRIPTION OF COMMON SHARES OF RAA AND BFC

General. The Charter of RAA authorizes the issuance of 199,999,700 common shares in a single class, par value $.01 per share. As of April 30, 1999, there were issued and outstanding 1,007,093 shares of RAA Common. If the Merger is approved, it is anticipated that RAA will be authorized to issue approximately 199,996,580 shares of RAA Common immediately after the Merger due to the increase in authorized shares of RAA Preferred. If the Merger is approved, at the Closing, RAA will issue a number of additional shares of RAA Common that, as described above, will be based on the relative aggregate per share net asset values of RAA and BFC, as of the close of business on the last business day prior to the closing. Based on the relative per share net asset values as of April 30, 1999, RAA would have issued a maximum of approximately 11,222,930 additional shares of RAA Common if the Merger had occurred as of the next business day, assuming that all common shareholders of BFC elect to receive the special dividend paid to them in connection with the Merger in additional common shares of BFC. Shares of RAA Common will be, when issued in the Merger or against receipt of consideration therefor, at least equal to the par value thereof, fully paid and nonassessable and will have one vote per share in all matters on which such shares are entitled to vote.

The common shares of BFC and RAA have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Distributions. The common shares of RAA and BFC have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Neither RAA nor BFC will be permitted to declare, pay or set apart for payment any dividend or distribution on common shares (other than in additional common shares), unless (a) cumulative dividends on its respective outstanding preferred shares have been paid in full and (b) it meets the asset coverage tests applicable to its preferred shares. This latter limitation on RAA's and BFC's ability to make distributions on common shares could under certain circumstances impair their ability to maintain their qualification for taxation as a regulated investment company under the Code.

RAA currently distributes monthly all or a portion of its net investment income to holders of RAA Common. Monthly distributions to holders of RAA Common consist of net investment income remaining after the payment of dividends on outstanding preferred shares. For Federal income tax purposes, however, if RAA realizes net capital gains, a portion of RAA's distributions will be required to be allocated pro rata among the holders of RAA Common and holders of RAA Preferred.

Comparison of Rights of Holders of Common Shares of RAA AND BFC. The provisions of the Charter of RAA are substantially the same as the provisions of the Charter of BFC in all respects, except as described in this paragraph. The full text of BFC's and RAA's Charter is on file with the

SEC and may be obtained as described under "Available Information." The Charter of BFC provides for termination of its existence on a specific date, which is December 31, 2008 in the case of BFC whereas RAA's Charter provides for its perpetual existence. The Charter of BFC provides that the specific termination provision of its Charter may not be amended or repealed without the affirmative vote of at least 75% of the outstanding shares entitled to vote thereon and the 1940 Act would require separate approval of any such amendment or repeal by a majority of the outstanding preferred shares of BFC or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. RAA has no termination provision and accordingly no provision requiring a supermajority vote for amendment or repeal of such a provision.

Certain Provisions in RAA's and BFC's Charter. BFC and RAA have in their Charters and by-laws ("By-Laws") certain substantially similar provisions commonly referred to as "antitakeover" provisions, which may have the effect of limiting the ability of other entities or persons to acquire control of BFC or RAA, to cause them to engage in certain transactions or to modify their structure.

First, a director may be removed from office only for cause by the vote of at least 75% of the shares entitled to be voted on the matter. Second, the affirmative vote of the holders of at least 75% of the shares will be required to authorize BFC's or RAA's conversion from a closed-end to an open-end investment company, which conversion would result in delisting from the AMEX with respect to RAA and the NYSE with respect to BFC. Third, the present board is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the shares of capital stock will be required to amend the Charter or By-Laws to change any of the foregoing provisions.

In addition, under each of BFC's and RAA's Charter, BFC and RAA have elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder are prohibited for a period of five years following the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, such a Business Combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required for any amendment to the Charter to change the provisions subjecting BFC and RAA to the provisions of the Maryland General Corporation Law discussed above.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in BFC's or RAA's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of BFC or RAA in a tender offer or similar transaction. Reference should be made to RAA's Charter on file with the SEC for the full text of these provisions.

Dividend Reinvestment Plan. Pursuant to RAA's Dividend Reinvestment Plan (the "Plan"), each RAA shareholder automatically has all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in shares of RAA pursuant to the Plan, unless an election is made to receive cash. Pursuant to BFC's Plan, each shareholder of BFC automatically has all distributions of dividends and capital gains paid in cash, unless the shareholder elects to have such distributions reinvested by the Plan Agent in shares of BFC. Shareholders of BFC, upon consummation of the Merger, will have their election to receive dividends paid in cash or reinvested in shares preserved following the Merger into RAA.

The Plan Agent effects purchases of shares under the Plans in the open market. Shareholders who do not participate in the Plans receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

The Plan Agent serves as agent for the stockholders in administering the Plans. After BFC or RAA declares a dividend or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy shares in the open market, on the AMEX, the NYSE or elsewhere, for the participants' accounts. New shares are not issued in connection with the Plan.

Participants in the Plans may withdraw from the Plans upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of such Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in each Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to such Plan.

Shareholders whose common shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in a Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plans on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in a Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by BFC and RAA, as applicable. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plans may indicate that changes are desirable. Accordingly, BFC and RAA reserve the right to amend the Plans as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plans at least 90 days before the record date for the dividend or distribution. The Plans also may be amended by the Plan Agent by at least 90 days' written notice to all participants in the Plan. The Plans may be terminated by the Plan Agent or BFC or RAA upon at least 30 days' written notice to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, Massachusetts 02101.

In connection with the Merger, a common shareholder of BFC might receive a number of RAA common shares in the Merger which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in RAA's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of RAA common shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of RAA common shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of RAA common shares would be issued to the holder,
(b) any excess RAA common shares or fractional RAA common shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such holder would be discontinued.

                DESCRIPTION OF PREFERRED SHARES OF RAA AND BFC

General. RAA and BFC utilize a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. As of the date of this Combined Proxy Statement/Prospectus, RAA had outstanding one series of RAA Preferred with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                      Annual
                                                                   Dividend Rate
                                                                      (as of
                                                Dividend  Auction    April 30,
 Designation                                     Period    Date        1999)
 -----------                                    -------- --------- -------------
  W7..........................................   7 days  Wednesday     3.25%

As of the date of this Combined Proxy Statement/Prospectus, BFC had issued and outstanding two series of preferred shares with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                      Annual
                                                                   Dividend Rate
                                                                      (as of
                                                Dividend  Auction    April 30,
 Designation                                     Period    Date        1999)
 -----------                                    -------- --------- -------------
  W7..........................................   7 days  Wednesday     2.95%
  W28.........................................  28 days     Monday     2.60%

In connection with the Merger, the Board of Directors of RAA classified up to 3,120 authorized and unissued shares of RAA Common shares as new shares of RAA Preferred, which may be issued in one or more series. Upon completion of the Merger, each outstanding preferred share of each series of BFC will, without any action on the part of the holder thereof, be converted into and exchangeable for one share of a series of RAA Preferred having the same terms, including the same auction dates, dividend periods and dividend payment dates, as the shares of each respective series of preferred stock of BFC, except that the initial dividend rate of the new series of RAA Preferred will be the same as that established in the most recent auction of the corresponding series of BFC and dividends on the new series of RAA Preferred will accrue from the date of the Merger to and including the last day of the dividend period for the corresponding series of BFC. After the initial dividend period, the dividend rate for each series of RAA Preferred will be the dividend rate for such series that results from the auction relating to such series.

Under the 1940 Act, RAA is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets or the payment of dividends. All outstanding shares of RAA Preferred and all shares of RAA Preferred issued pursuant to the Merger will rank on a parity with each other as to the payment of dividends and the distribution of assets upon liquidation. Shares of RAA Preferred issued pursuant to the Merger will be, when issued, fully paid and nonassessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

None of the RAA Preferred or any preferred shares of BFC are traded on any stock exchange or over-the-counter. Shares of RAA Preferred and the preferred shares of BFC can be purchased at auctions as described herein or through broker-dealers, if any, who maintain a secondary market in such shares.

Dividends and Dividend Periods. The dividends and distributions policy of each share of RAA Preferred issued in connection with the Merger will be the same as those of the outstanding shares of RAA Preferred and those of the outstanding preferred shares of BFC.

Holders of RAA Preferred and holders of preferred shares of BFC are entitled to receive, when, as and if declared by the Board of Directors of RAA or BFC, as the case may be, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on RAA Preferred and on preferred shares of BFC so declared and payable (i) are in preference to and have priority over any dividends so declared and payable on RAA Common or common shares of BFC, as the case may be, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on RAA's or BFC's investments. The dividend rate per annum for each series of RAA Preferred and each series of preferred shares of BFC may vary from dividend period to dividend period and is determined for each dividend period through an auction of all of the outstanding shares of such series by an agent (the "Auction Agent") of RAA or BFC, as the case may be. Dividends on the RAA Preferred and on the preferred shares of BFC are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, RAA and BFC are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of RAA or BFC has established a reserve for the payment of dividends, and no interest is payable by RAA or BFC in respect of any dividend payment or payment on RAA Preferred or preferred shares of BFC which may be in arrears.

Dividends paid by RAA and BFC, to the extent paid from tax-exempt income earned on municipal obligations, are exempt from Federal income taxes, subject to the possible application of the alternative minimum tax. However, RAA and BFC are required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionally between shares of its common stock and shares of its preferred stock in accordance with the current position of the IRS. RAA and BFC notify the Auction Agent of the amounts of any such dividends. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from RAA or BFC, and each broker-dealer then notifies its customers who are holders of the RAA Preferred or the preferred shares of BFC. RAA and BFC also may include such income in a dividend on their preferred shares without giving advance notice thereof if they increase the dividend by an additional amount to offset the tax effect thereof.

If RAA or BFC retroactively allocate any net capital gains or other income subject to regular Federal income taxes to shares of its preferred stock without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of RAA Preferred or all of the preferred shares of BFC or the liquidation of RAA or BFC, RAA or BFC will make certain payments to holders of shares of its preferred stock to which such allocation was made to offset substantially the tax effect thereof. In no other instances will RAA or BFC be required to make payments to holders of shares of its preferred stock to offset the tax effect of any reallocation of net capital gains or other taxable income.

Neither RAA nor BFC is permitted to declare, pay or set apart for payment any dividend or distribution on its common shares (other than in additional common shares), unless (a) cumulative dividends on all its respective outstanding shares of preferred stock have been paid in full and (b) RAA or BFC meets the asset coverage tests required by the rating agencies and the 1940 Act. This latter limitation on RAA's and BFC's ability to make distributions on common shares could, under certain circumstances, impair the ability of RAA or BFC to maintain its qualification for taxation as a regulated investment company under the Code.

Voting Rights. The voting rights of the RAA Preferred to be issued in connection with the Merger will be substantially similar to those of the outstanding shares of RAA Preferred and the outstanding preferred shares of BFC.

The provisions of the Charter of RAA are substantially the same as the provisions of the Charter of BFC in all respects, except that the Charter of BFC provides for a finite term. The 1940 Act requires separate approval of any plan of reorganization that may adversely affect preferred shares by a majority of the outstanding preferred shares of RAA or BFC or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. The 1940 Act requires that the holders of RAA Preferred and the holders of preferred shares of BFC and any other preferred stock issued by RAA or BFC, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the preferred shares or any other preferred stock are unpaid. The holders of RAA Preferred and the holders of preferred shares of BFC also vote as a separate class on certain other matters as required under their Charters, the 1940 Act and Maryland law.

Redemption. The redemption rights of the RAA Preferred to be issued in connection with the Merger will be substantially similar to those of the outstanding shares of RAA Preferred and the outstanding preferred shares of BFC.

If a series of RAA Preferred or a series of preferred shares of BFC fails to meet the asset coverage tests required by the rating agencies and the 1940 Act, the RAA Preferred or the preferred shares of BFC would be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends accumulated but unpaid thereon (whether or not earned or declared) to the date fixed for redemption plus any premiums thereon. Any such redemption would be limited to the number of preferred shares necessary to satisfy the asset coverage tests applicable to the respective series of RAA Preferred or the respective series of preferred shares of BFC. The ability of RAA and BFC to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of a mandatory redemption of such preferred shares.

Shares of RAA Preferred and the preferred shares of BFC are redeemable at the option of RAA or BFC, in whole or in part, on any dividend payment date (except during certain excluded periods) for such series, at the redemption price of $25,000 per share, plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared) plus any applicable premium. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of an optional redemption of such preferred shares.

Liquidation. The terms of the liquidation preferences of the RAA Preferred to be issued in connection with the Merger will be substantially similar to the liquidation preference of the outstanding shares of RAA Preferred and the outstanding preferred shares of BFC.

The liquidation preference of each share of RAA Preferred and each preferred share of BFC is $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus any premium applicable thereto. In addition, holders of RAA Preferred and holders of preferred shares of BFC may be entitled to receive additional dividends in the event of redemption of such preferred shares.

Upon any liquidation, dissolution or winding up of RAA or BFC, whether voluntary or involuntary, the holders of shares of RAA Preferred or BFC's preferred shares would be entitled to receive $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution. Such amount would be paid out of the assets of RAA or BFC available for distribution to stockholders, before any distribution or payment is made upon any shares of RAA Common or common shares of BFC or any other capital stock of RAA or BFC ranking junior in right of payment upon liquidation to RAA Preferred or BFC's preferred shares. If the assets of RAA or BFC are insufficient to make the full liquidation payment on its preferred stock and liquidation payments on any other outstanding class or series of preferred stock of RAA or BFC ranking on a parity with RAA Preferred or BFC's preferred shares as to payment upon liquidation, then such assets will be distributed among the holders of shares of RAA Preferred or BFC's preferred shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of any liquidation distribution to which they are entitled, the holders of shares of RAA Preferred or BFC's preferred shares would not be entitled to any further participation in any distribution of assets by RAA or BFC except for any additional dividends. A consolidation, merger or share exchange of RAA or BFC with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of RAA or BFC shall not be deemed or construed to be a liquidation, dissolution or winding up of RAA or BFC.

Auctions. The dividend rate per annum for each series of RAA Preferred and for each series of preferred shares of BFC is determined for each dividend period through an auction of all of the outstanding shares of such series by the Auction Agent. The Auction Agent for each series of RAA and for each series of preferred shares of BFC is Bankers Trust Company. Following the Merger, separate auctions will be conducted for each series of RAA Preferred, but the auction dates for two or more series of RAA Preferred may from time to time occur on the same date.

Rating Agency Guidelines. The rating agency guidelines applicable to the RAA Preferred and the preferred shares of BFC are substantially similar, except the preferred shares of BFC are rated by both Moody's and Standard & Poor's and the RAA Preferred are rated only by Moody's. RAA intends that, so long as shares of RAA Preferred are outstanding, the composition of its portfolio will reflect guidelines established by Moody's in connection with RAA's receipt of a rating for such shares on their date of original issue of "Aaa" from Moody's. The Merger is conditioned upon RAA and BFC receiving written advice from Moody's (i) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding shares of RAA Preferred and (ii) assigning Aaa ratings to the shares of the RAA Preferred to be issued pursuant to the Merger.

Moody's and Standard & Poor's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating RAA Preferred and the preferred shares of BFC have been developed by Moody's and Standard & Poor's in connection with issuances of asset-backed and similar securities, including debt obligation and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by RAA and BFC in order to satisfy current requirements necessary for Moody's to issue the above-described ratings for shares of the RAA Preferred, which ratings generally are relied upon by institutional investors in purchasing such securities and the preferred shares of RAA and BFC. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

RAA and BFC may, but are not required to, adopt modifications to these guidelines that hereafter may be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of the RAA Preferred and the preferred shares of BFC, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of RAA and BFC, the Boards of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by RAA and BFC pursuant to the rating agency guidelines, provided the boards of directors have obtained written confirmation from Moody's and Standard & Poor's that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to the RAA Preferred or the preferred shares of BFC.

For so long as any shares of RAA Preferred or the preferred shares of BFC are rated by Moody's or Standard & Poor's, as the case may be, RAA's and BFC's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  Additional Preferred Shares. The RAA Preferred represented approximately 35% of RAA's total assets immediately after RAA initially issued the RAA Preferred. If the Merger is completed, RAA anticipates that the RAA Preferred will represent approximately 31% of RAA's total assets. RAA's Board of Directors has indicated its intention to authorize an offering of additional shares of RAA Preferred such that, immediately after the offering of the additional preferred, the RAA Preferred would represent approximately 37.5% of RAA's total assets.

  So long as RAA is able to realize a higher net return on its investment portfolio than the dividend rate paid on the RAA Preferred, the effect of the additional RAA Preferred will be to enhance the benefits of the Merger to the holders of common shares of RAA and BFC, particularly the benefits of a higher distribution rate and a greater likelihood of trading at little or no discount to net asset value. On the other hand, to the extent that the then current dividend rate on the additional RAA Preferred approaches the net return on RAA's investment portfolio, the benefit of additional leverage will be reduced, and if the then current dividend rate on any additional RAA Preferred were to exceed the net return on RAA's portfolio, the additional leverage would reduce the benefits of the Merger to holders of common shares of RAA and BFC.

  The offering of additional shares of RAA Preferred will be subject to market conditions and to the Board of Director's of BFC continuing belief that adding additional leverage to RAA's capital structure through the issuance of additional RAA Preferred is likely to achieve the intended benefits for holders of RAA's common shares. The Board of Directors reserves the right to change the foregoing percentage limitation and may issue the additional RAA Preferred to the extent that the aggregate liquidation preference of all outstanding shares of RAA Preferred does not exceed 50% of the value of RAA's total assets. Although the terms of any additional shares of RAA Preferred will be determined by RAA's Board of Directors at the time of issuance, RAA anticipates that such shares will be additional shares of the existing series of RAA Preferred described in this Combined Proxy Statement/Prospectus or a new series of RAA Preferred with provisions substantially similar to the existing series of RAA Preferred.

  The discussion above describes the present intention of RAA's Board of Directors with respect to a potential offering of additional shares of RAA Preferred. If the Board of Directors determines to proceed with such an offering, the terms of the additional RAA Preferred may be the same as, or different from, the terms described above, subject to applicable law and RAA's Charter. The Board of Directors, without the approval of the holders of RAA Common, may authorize an offering of RAA Preferred or may determine not to authorize such an offering, and may fix the terms of the RAA Preferred to be offered. We cannot assure you that any additional shares of RAA Preferred will be issued.

                           COMPARISON OF BFC AND RAA

General. BFC and RAA are non-diversified, closed-end management investment companies that invest in tax-exempt portfolios of California municipal obligations. The common shares of RAA are listed and trade on the AMEX under the symbol RAA and the common shares of BFC are listed and trade on the NYSE under the symbol BFC. RAA and BFC are incorporated under the laws of the State of Maryland.

Investment Objectives and Policies. Except as noted below, the investment objectives, policies and restrictions of RAA are similar to those of BFC. RAA's investment objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital. In seeking to provide income exempt from regular Federal and California income tax, RAA invests substantially all of its assets in a portfolio of investment grade California municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. Under normal circumstances, at least 80% of RAA's assets are invested in securities rated investment grade by Moody's (including those rated as low as Baa3, MIG-4 or P-3), Standard & Poor's (including those rated as low as BBB-, SP-2 or A-3), Fitch (including those rated as low as BBB- or F-3) or another nationally recognized statistical rating agency. Up to 20% of RAA's assets may be invested in unrated securities that are deemed by the Investment Adviser to be of equivalent credit quality. RAA emphasizes investments in California municipal obligations with long-term maturities and maintains an average portfolio maturity of 15-20 years, but the average maturity may be shortened from time to time depending on market conditions.

In addition, RAA may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent RAA utilizes such hedging strategies or invests in taxable securities, RAA's ability to achieve its investment objective of providing high current income exempt from regular Federal and California income tax may be limited. Accordingly, under normal circumstances, RAA's use of such practices is not significant.

For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, RAA may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. RAA also may invest in municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any preferred shares will be more likely to approximate or exceed the net rate of return on RAA's investment portfolio, with the result that the leverage resulting from the preferred shares may become less beneficial or adverse to the holders of shares of RAA Common.

BFC's investment objective is to provide current income exempt from regular Federal and California income tax and to return $15 per common share to holders of common shares on or about December 31, 2008. In seeking to provide income exempt from regular Federal and California income tax, BFC invests at least 80% of its total assets in a non-diversified portfolio of California municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's or which are determined by the Investment Adviser to have equivalent claims-paying abilities. BFC may invest up to 20% of its total assets in uninsured California municipal obligations which are (i) rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's, (ii) guaranteed by an entity with an Aaa or AAA rating, (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (iv) determined by the Investment Adviser to be of triple-A credit quality at the time of investment. Generally, California municipal obligations which are covered by insurance or a guarantee would not be rated Aaa or AAA, and might not be considered to be of investment grade credit quality in the absence of such insurance or guarantee. In determining whether to purchase a particular California municipal obligation which is covered by insurance or a guarantee, BFC considers the credit quality of the underlying issuer (among other factors such as price, yield and maturity), although such credit quality will not necessarily be the determinative factor in making the investment decision.

The investment objective of RAA and BFC and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of RAA's and BFC's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the outstanding shares or (ii) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by RAA and BFC not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from such policy. RAA and BFC may not:

  (1) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to California municipal obligations other than those California municipal obligations backed only by assets and revenues of non-governmental users;

  (2) issue senior securities other than (a) preferred stock not in excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowing up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that RAA's and BFC's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses
  (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

  (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with RAA's and BFC's investment objective and policies or the acquisition of securities subject to repurchase agreements;

  (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities RAA and BFC may be deemed to be an underwriter;

  (5) invest for the purpose of exercising control over any issuer;

  (6) purchase or sell real estate or interests therein other than California municipal obligations secured by real estate or interests therein;

  (7) purchase or sell commodities or commodity contracts except for hedging purposes or as permitted by applicable law without RAA or BFC becoming subject to registration with the Commodities Futures Trading Commission as a Commodity Pool; or

  (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of RAA's and BFC's total assets and RAA's and BFC's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Additional information with respect to the investment policies and restrictions of BFC and RAA is included in their respective Prospectuses, which have been filed with the SEC and may be obtained therefrom as provided under "Additional Information."

California Municipal Obligations. BFC and RAA invest substantially all of their assets in a portfolios of California municipal obligations, which are municipal obligations the interest on which, in the opinion of bond counsel or other counsel to the issuers of such obligations, is, at the time of issuance, exempt from federal and California income taxes. Because BFC and RAA invest substantially all of their assets in portfolios of California municipal obligations, BFC and RAA are more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal obligations than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal obligations. Economic, fiscal and budgetary conditions throughout the state may also influence BFC's and RAA's performance.

  The following information is a summary of a more detailed description of certain factors affecting California municipal obligations which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of California published in connection with the issuance of specific California municipal obligations, as well as from other publicly available documents. Such information has not been independently verified by BFC and RAA and may not apply to all California municipal obligations acquired by BFC and RAA. BFC and RAA assume no responsibility for the completeness or accuracy of such information.

  California state and local government obligations may be adversely affected by political and economic conditions and developments within the State of California and the nation as a whole. With respect to an investment in BFC and RAA, through popular initiative and legislative activity, the ability of the State of California and its local governments to raise money through property taxes and no increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

  From 1990 until 1994, the State experienced the worst economic, fiscal and budget conditions since the 1930's. The recession seriously affected State tax revenues and caused increased expenditures for health and welfare programs. As a result, the State faced several budget imbalances and used up many of its available cash resources. Accordingly, rating agencies have reduced the State's credit ratings several times during recent years.

  Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of BFC and RAA or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

  The value of California municipal obligations may also be affected by general conditions in the money markets and the municipal bond markets, the levels of federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

  There can be no assurance that there will not be a decline in economic conditions or that particular California municipal obligations in the portfolio of BFC and RAA will not be adversely affected by any such changes.

  More detailed information concerning California municipal securities and the State of California is included in the Statement of Additional Information.

                       SERVICE PROVIDERS FOR BFC AND RAA

The service providers for BFC and RAA are as set forth in the following table.

Administrator............... RAA*--Prudential Investments Fund Management LLC.
                             BFC--Princeton Administrators L.P.
Registrar/Transfer Agent/    State Street Bank & Trust Company
 Distributor/Custodian...... One Heritage Drive, P2N
                             North Quincy, MA 02171
Independent Auditors........ Deloitte & Touche LLP

--------
* After the Merger, BlackRock Financial Management, Inc. will be a co-administrator of RAA.

The locations of the Administrators are as follows: Prudential Investments Fund Management LLC, One Seaport Plaza, New York, New York 10292 and Princeton Administrators, L.P. is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. State Street Bank & Trust Company, which serves as registrar, transfer agent, dividend disbursing agent and custodian, maintains offices at 225 Franklin Street, Boston, Massachusetts 02110. Deloitte & Touche LLP, the independent auditors, maintains offices at Two World Financial Center, New York, New York 10281.

Currently, for its services as administrator to RAA, Prudential Investments Fund Management LLC receives a fee payable monthly at an annual rate of [ ]% of RAA's average weekly net investment assets. After consummation of the Merger, BlackRock Financial Management, Inc. and Prudential Investments LLC Fund Management LLC will act as co-Administrators of RAA and will receive an aggregate fee in the amount of [ ]% of RAA's weekly net assets. Under the Administration Agreement with Blackrock Financial Management and Prudential Investments Fund Management LLC (the "Administration Agreement"), the Administrators will administer RAA's corporate affairs subject to the supervision of RAA's Board of Directors and in connection therewith furnish RAA with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by RAA when the Investment Adviser determines that leverage may be in the best interests of RAA's shareholders. In connection with its administration of the corporate affairs of RAA, each Administrator will bear the following expenses:

  (a) salaries and expenses of all personnel of such Administrator; and

  (b) all expenses incurred by such Administrator or by RAA in connection with administering the ordinary course of RAA's business, other than those assumed by RAA, as described below.

The Administration Agreement was approved by RAA's Board of Directors on
      , 1999 and is effective until terminated. The Administration Agreement terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

                           MANAGEMENT OF BFC AND RAA

Boards of Directors and Officers. The following individuals are the current Directors for BFC and RAA and have served in such capacity since BFC and RAA commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and Walter F. Mondale, who was previously a Director of BFC from inception to August 12, 1993, has served as Director since his election at BFC's annual meeting of stockholders on April 15, 1997. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of BFC, RAA and the Investment Adviser is 345 Park Avenue, New York, New York 10154.

                                                                       % of
                              Principal Occupations or       Shares   Shares
       Name and Age          Employment in Past 5 Years      Owned  Outstanding
       ------------          --------------------------      ------ -----------
 Andrew F. Brimmer        President of Brimmer & Company,                0
 4400 MacArthur Blvd N.W. Inc., a Washington, D.C.-based
 Suite 302                economic and financial
 Washington, DC 20007     consulting firm. Formerly member
 Age: 72                  of the Board of Governors of the
                          Federal Reserve System.
                          Director, Airborne Express, Borg
                          Warner Automotive and
                          CarrAmerica Realty Corporation.
 Richard E. Cavanagh      President and Chief Executive                  0
 845 Third Avenue         Officer of The Conference Board,
 New York, NY 10022       Inc., a leading global business
 Age: 52                  membership organization. Former
                          Executive Dean of the John F.
                          Kennedy School of Government at
                          Harvard University from 1988-
                          1995. Acting Director, Harvard
                          Center for Business and
                          Government (1991-1993). Formerly
                          Partner (principal) of McKinsey
                          & Company, Inc. (1980-1988).
                          Former Executive Director of
                          Federal Cash Management, White
                          House Office of Management and
                          Budget (1977-1979). Co-author,
                          THE WINNING PERFORMANCE (best
                          selling management book
                          published in 13 national
                          editions). Trustee, Wesleyan
                          University, Drucker Foundation
                          and Educational Testing Service
                          (ETS). Director, Archer
                          Chemicals (chemicals), Fremont
                          Group (investments) and The
                          Guardian Life Insurance Company
                          of America (insurance).
 Kent Dixon               Consultant/Investor. Former                    0
 9495 Blind Pass Road     President and Chief Executive
 Unit #602                Officer of Empire Federal
 St. Petersburg, FL 33706 Savings Bank of America and Banc
 Age: 61                  PLUS Savings Association, former
                          Chairman of the Board, President
                          and Chief Executive Officer of
                          Northeast Savings. Former
                          Director of ISFA (the owner of
                          INVEST, a national securities
                          brokerage service designed for
                          banks and thrift institutions).

                                                                       % of
                                Principal Occupations or     Shares   Shares
         Name and Age          Employment in Past 5 Years    Owned  Outstanding
         ------------          --------------------------    ------ -----------
 Frank J. Fabozzi             Consultant. Editor of THE                  0
 858 Tower View Circle        JOURNAL OF PORTFOLIO
 New Hope, PA 18938           MANAGEMENT and Adjunct
 Age: 50                      Professor of Finance at the
                              School of Management at Yale
                              University. Director,
                              Guardian Mutual Funds Group.
                              Author and editor of several
                              books on fixed income
                              portfolio management.
                              Visiting Professor of
                              Finance and Accounting at
                              the Sloan School of
                              Management, Massachusetts
                              Institute of Technology from
                              1986 to August 1992.
 Laurence D. Fink*            Chairman and Chief Executive               0
 Age 46                       Officer of BlackRock
                              Financial Management, Inc.
                              Formerly, a Managing
                              Director of The First Boston
                              Corporation, member of its
                              Management Committee, co-
                              head of its Taxable Fixed
                              Income Division and head of
                              its Mortgage and Real Estate
                              Products Group. Currently,
                              Chairman of the Board and
                              Director of each of
                              BlackRock's Trusts and
                              Anthracite Capital, Inc. and
                              a Director of BlackRock Fund
                              Investors I, BlackRock Fund
                              Investors II, BlackRock Fund
                              Investors III, BlackRock
                              Asset Investors
                              (collectively, "BAI") and
                              BlackRock
                              MQE Investors, Trustee of
                              New York University Medical
                              Center, Dwight-Englewood
                              School, National Outdoor
                              Leadership School and
                              Phoenix House. A Director of
                              VIMRx Pharmaceuticals, Inc.
                              and Innovir Laboratories,
                              Inc.
 James Grosfeld               Consultant/Investor.                       0
 20500 Civic Center Drive     Director of BAI and Copart,
 Suite 3000                   Inc. (retail automobile).
 Southfield, MI 48076         Formerly Chairman of the
 Age: 61                      Board and Chief Executive
                              Officer of Pulte Corporation
                              (homebuilding and mortgage
                              banking and finance) from
                              May 1974-April 1990.
 James Clayburn LaForce, Jr.  Dean Emeritus of The John E.   BFC 10     (1)
 P.O. Box 1595                Anderson Graduate School of    RAA 10     (1)
 Pauma Valley, CA 92061       Management, University of
 Age: 70                      California since July 1,
                              1993. Director, Eli Lilly
                              and Company
                              (pharmaceuticals), Imperial
                              Credit Industries (mortgage
                              banking), Jacobs Engineering
                              Group, Inc., Rockwell
                              International Corporation,
                              Payden & Rygel Investment
                              Trust (mutual fund),
                              Provident Investment Counsel
                              Funds (investment
                              companies), Timken Company
                              (roller bearing and steel)
                              and Motor Cargo Industries
                              (transportation). Acting
                              Dean of The School of
                              Business, Hong Kong
                              University of Science and
                              Technology 1990-1993. From
                              1978 to September 1993, Dean
                              of The John E. Anderson
                              Graduate School of
                              Management, University of
                              California.

                                                                       % of
                             Principal Occupations or        Shares   Shares
      Name and Age          Employment in Past 5 Years       Owned  Outstanding
      ------------          --------------------------       ------ -----------
 Walter F. Mondale      Partner, Dorsey & Whitney, a law                 0
 220 South Sixth Street firm (December 1996-present,
 Minneapolis, MN 55402  September 1987-August 1993).
 Age: 71                Formerly, U.S. Ambassador to Japan
                        (1993-1996). Formerly Vice
                        President of the United States,
                        U.S. Senator and Attorney General
                        of the State of Minnesota. 1984
                        Democratic Nominee for President
                        of the United States.
 Ralph L. Schlosstein*  President of BlackRock Financial                 0
 Age: 48                Management, the Investment
                        Adviser. Formerly, a Managing
                        Director of Lehman Brothers, Inc.
                        and co-head of its Mortgage and
                        Savings Institutional Group.
                        Currently, President of each of
                        BlackRock's Trusts. Trustee of
                        Denison University and New Visions
                        for Public Education in New York
                        City. A Director of the Pulte
                        Corporation and a member of the
                        Visiting Board of Overseers of the
                        John F. Kennedy School of
                        Government at Harvard University.

--------
(1) Less than 1%.

All Directors and officers as a group owned less than 1% of the shares of BFC and RAA as of February 26, 1999. Each of BFC and RAA has an executive committee composed of Messrs. Fink and Schlosstein.

Neither of BFC nor RAA has a compensation or nominating committee of the Boards of Directors, or committees performing similar functions. BFC and RAA have an audit committee composed of all the Directors who are not interested persons of BFC or RAA or the Investment Adviser which is charged with recommending a firm of independent accountants to BFC or RAA and reviewing accounting matters with the accountants. With respect to BFC there was one meeting of the audit committee held between January 1, 1998 and December 31, 1998. With respect to RAA, there were two meetings of the audit committee held between November 1, 1997 and October 31, 1998. With respect to BFC and RAA, all members attended at least 75% of the meetings.

Four meetings of the Board of Directors of RAA were held between November 1, 1997 and October 31, 1998. Four meetings of the Board of Directors of BFC were held between January 1, 1998 and December 31, 1998. With respect to BFC and RAA, all Directors attended at least 75% of the meetings.

In addition to Messrs. Fink and Schlosstein, all the executive officers hold the same position with BFC and RAA.

   Name and Age        Title       Other Principal Occupations in Past 5 Years
   ------------        -----       -------------------------------------------
 Keith T. Anderson Vice President Managing Director of the Investment Adviser.
 Age: 39                          From February 1987 to April 1988, Vice
                                  President at The First Boston Corporation in
                                  the Fixed Income Research Department.
                                  Previously Vice President and Senior
                                  Portfolio Manager at Criterion Investment
                                  Management Company (now Nicholas-Applegate).
 Henry Gabbay      Treasurer      Managing Director of the Investment Adviser.
 Age: 51                          From September 1984 to February 1989, Vice
                                  President at The First Boston Corporation.

                                         Other Principal Occupations in Past 5
    Name and Age           Title                         Years
    ------------           -----         -------------------------------------
 Michael C. Huebsch Vice President      Managing Director of the Investment
 Age: 40                                Adviser. From July 1985 to January
                                        1989, Vice President at The First
                                        Boston Corporation in the Fixed Income
                                        Research Department.
 Robert S. Kapito   Vice President      Managing Director and Vice Chairman of
 Age: 42                                the Investment Adviser. From December
                                        1985 to March 1988, Vice President at
                                        The First Boston Corporation in the
                                        Mortgage Products Group.
 Kevin Klingert     Vice President      Managing Director of the Investment
 Age: 36                                Adviser. From March 1985 to October
                                        1991, Assistant Vice President at
                                        Merrill Lynch, Pierce, Fenner & Smith
                                        in the Unit Investment Trust
                                        Department.
 James Kong         Assistant Treasurer Managing Director of the Investment
 Age: 38                                Adviser. From April 1987 to April 1989,
                                        Assistant Vice President at The First
                                        Boston Corporation in the CMO-ABO
                                        Administration Department. Previously
                                        affiliated with Deloitte, Haskins &
                                        Sells (now Deloitte & Touche LLP).
 Karen H. Sabath    Secretary           Managing Director of the Investment
 Age: 33                                Adviser. From June 1986 to July 1988,
                                        Associate at The First Boston
                                        Corporation in the Mortgage Finance
                                        Department. From August 1988 to
                                        December 1992, Associate/Vice President
                                        of the Investment Adviser.
 Richard Shea, Esq. Vice President/Tax  Director of the Investment Adviser.
 Age: 39                                From December 1988 to February 1993,
                                        Associate Vice President and Tax
                                        Counsel at Prudential Securities, Inc.
                                        From August 1984 to December 1988,
                                        Senior Tax Specialist at Laventhol &
                                        Horwath.

Officers of RAA and BFC are elected by, and serve at the pleasure of, the Boards of Directors of BFC and RAA. Officers receive no remuneration from each issuer for their services in such capacities.

The Investment Adviser. The Investment Adviser to BFC and RAA is BlackRock Financial Management, Inc. The Investment Adviser is responsible for the investment strategy of BFC and RAA and focuses on investments in California municipal obligations. The Investment Adviser also provides portfolio administration and other administrative services to BFC and RAA. The Investment Adviser is located at 345 Park Avenue, New York, New York 10154. The investment professionals of the Investment Adviser who are responsible for investment management are described below.

The Investment Adviser provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. The Investment Adviser manages $80 billion in various fixed income sectors, including $10 billion in municipal securities. The Investment Adviser also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. The Investment Adviser has $62 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock Funds and Provident Institutional Funds, 21 publicly traded closed-end funds (including BFC and RAA) and several short-term investment funds. Among these products, the Investment Adviser manages 11 closed-end, 6 open-end and 6 money market municipal funds. In addition to asset management services, the Investment Adviser has become a significant provider of risk management and advisory services that combine its capital markets expertise with the firm's proprietary risk management systems and technology.

Investment Philosophy. The Investment Adviser's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to all other sectors of the fixed income market.

The Investment Adviser uses a relative value strategy that determines the trade-off between risk and return to achieve BFC's and RAA's investment objectives. This strategy is combined with disciplined risk control techniques and applied in every sector, sub-sector and individual security selection decision. The Investment Adviser's extensive personnel and technology resources are the key drivers of the investment philosophy.

The Investment Adviser's Municipal Bond Team. The Investment Adviser uses a team approach to managing municipal portfolios. The Investment Adviser believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

The Investment Adviser's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin Klingert, a Managing Director and portfolio manager at the Investment Adviser. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Investment Adviser in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust ("UIT") Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs. The portfolio management team also includes Craig Kasap, Associate.

The Investment Adviser's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued at approximately $5.5 billion, plus an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds, state-specific funds, and portfolios with various indices. Currently, the team manages 11 closed-end municipal funds with over $2 billion in assets, including BFC and RAA.

The Investment Adviser's Investment Process. The Investment Adviser has in-depth expertise in all sectors of the fixed income market. The Investment Adviser applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. The Investment Adviser is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to leverage the combined experience and expertise of the entire portfolio management group at the Investment Adviser.

The Investment Adviser's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Investment Adviser believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Investment Adviser thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, the Investment Adviser believes one of the most important determinants of value is supply and demand. The Investment Adviser's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating which sectors will be most heavily impacted by the supply/demand equation. The breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors will have the most supply and plan its investment strategy accordingly.

The Investment Adviser also believes that over the long-term, intense credit analysis will add substantial incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who has been with the Investment Adviser since 1993 and is a managing director responsible for our municipal credit research. She co-heads the Credit Committee and Credit Research, and is assisted by five municipal research analysts. The group averages 10 years of experience in municipal credit research.

Given the nature of the municipal market (whereby supply is largely dependent on new issues, as well as the secondary market; and each deal may be somewhat unique), the credit analysts research potential new issues and closely monitor our existing holdings. Diversification of sectors, issuers, geographic regions and security structures is stressed. Communication and interaction with credit resources throughout the Investment Adviser are facilitated in formal investment strategy meetings and encouraged informally as well.

The Investment Adviser's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with a name-specific bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Investment Adviser's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of our municipal process.

The Investment Adviser is a wholly-owned subsidiary of BlackRock Advisors Inc., an indirect majority-owned subsidiary of PNC Bank N.A. ("PNC") and is a global asset management firm with assets of $142 billion under management and over 600 employees. The Investment Adviser currently is owned 80% by PNC and 20% by its senior professionals.

The Investment Adviser has advised BFC and RAA that it is not aware of any financial condition that would be reasonably likely to impair the financial ability of the Investment Adviser to fulfill its commitments to BFC under the investment advisory agreements of BFC or RAA.

As of February 26, 1999, none of BFC or RAA was aware of any beneficial or record owner of 5% or more of any class of shares of BFC or RAA except that 242,000 of the outstanding Common Shares of RAA (or 24.07% of the outstanding Common Shares) are jointly held by M.H. Whittier Corporation, James E. Greene, Arlo G. Sorenson, Michael J. Casey and Whittier Trust Company, all of whom are located at 1600 Huntington Drive, South Pasadena, California 91030.

                       ADDITIONAL INFORMATION ABOUT RAA

RAA is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by RAA can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Information included in this Combined Proxy Statement/Prospectus concerning RAA was provided by RAA.

                       ADDITIONAL INFORMATION ABOUT BFC

Reports and other information filed by BFC can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of BlackRock listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Condensed financial information for RAA and BFC as of April 30, 1999 are attached to this Combined Prospectus/Proxy Statement beginning at page F- .

Information included in this Combined Proxy Statement/Prospectus concerning BFC was provided by BFC.

                             FINANCIAL STATEMENTS

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to RAA for the annual period ended October 31, 1998 have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to BFC for the annual period ended December 31, 1998, have been audited by Deloitte & Touche LLP to the extent indicated in its reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The pro forma financial information included herein or incorporated herein by reference has not been audited.

                                 LEGAL MATTERS

Certain legal matters in connection with the shares of RAA Common and the RAA Preferred to be issued pursuant to the Merger will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York ("Skadden Arps"). Skadden Arps will rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, Baltimore, Maryland.

                                OTHER BUSINESS

The Boards of Directors of BFC and RAA knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                      STATEMENT OF ADDITIONAL INFORMATION

RAA has filed with the SEC a Statement of Additional Information, dated     ,
1999, relating to this Combined Proxy Statement/Prospectus and which is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth below:

                      Statement of Additional Information
                               Table of Contents

                                                                           Page
                                                                           ----
Audited Financial Statements for RAA for the annual period ended October
 31, 1998................................................................
Unaudited Financial Statements for RAA for the six-month period ended
 April 30, 1999..........................................................
Audited Financial Statements for BFC for the annual period ended December
 31, 1998................................................................
Annex A: Description of Credit Ratings for Municipal Obligations.........
Annex B: Description of California Municipal Obligations.................

RAA and BFC will provide, without charge, upon the written or oral request of any person to whom this Combined Proxy Statement/Prospectus is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Combined Proxy Statement/Prospectus is a part.

                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to BFC and RAA in writing at the appropriate address on the cover page of this Combined Proxy
Statement/Prospectus or by telephoning BFC at 1-800-227-7BFM (7236).

                                     * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND

RETURN IT OR THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

BFC AND RAA WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS 1998 ANNUAL SHAREHOLDERS REPORT AND ITS MOST RECENT SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 345 PARK AVENUE, NEW YORK, NEW YORK 10154 OR BY TELEPHONE AT 1-800-227-7BFM (7236).

             UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RAA(/1/)

                           PORTFOLIO OF INVESTMENTS
                            (As of April 30, 1999)

         Principal
          Amount                                        Option Call     Value
 Rating*   (000)    Description(a)                      Provisions+    (Note 1)
 ------- ---------  --------------                      ------------ ------------
                    LONG-TERM INVESTMENTS--145.5%
                    California Educational Fac. Auth.
                      Rev.,
   AAA       760++   Santa Clara Univ., 5.00%,
                     9/01/06, .......................   N/A               820,169
   AAA       240     Santa Clara Univ., 5.00%,
                     9/01/15, MBIA ..................   9/07 at 101       243,257
   AAA     1,000     Student Loan Prog., Ser. A,
                     6.00%, 3/01/16, MBIA ...........   3/07 at 102     1,061,170
   AAA     6,850    California Hlth. Fac. Fin. Auth.
                     Rev., Marin Gen. Hosp., Ser. A,
                     5.75%, 8/01/09, FSA ............   8/03 @ 102      7,422,728
   AAA     2,000    California Hlth. Facs. Fin. Auth.
                     Rev., Sutter Hlth. Care Sys.,
                     Ser. A, 5.70%, 8/15/09, MBIA ...   8/06 at 102     2,214,700
                    California St., G.O.,
   AAA     3,000     5.50%, 4/01/09, MBIA ...........   No Opt. Call    3,294,180
   AAA     2,000     6.25%, 9/01/08, FGIC ...........   No Opt. Call    2,309,260
   AAA    15,000     6.30%, 9/01/08, MBIA ...........   No Opt. Call   17,414,550
                    California St. G.O.,
   A+        960++   5.75%, 3/01/19 .................   N/A             1,060,368
   A+         40     5.75%, 3/01/19 .................   3/05 at 101        42,877
                    California St. Hsg. Fin. Agcy.
                     Rev., Home Mtge.,
   Aa2       870     Ser. B-1, 6.45%, 2/01/11 .......   8/04 at 102       914,944
   Aa2     1,000     Ser. G, 7.20%, 8/01/14 .........   8/04 at 102     1,075,610
                    California St. Pub. Wks. Brd.,
   AAA     2,100     Energy Efficiency, Ser. A,
                     5.625%, 10/01/08, AMBAC ........   10/05 at 102    2,309,727
   AAA    10,255++   Lease Rev., 6.40%, 9/01/01, MBIA
                     ................................   N/A            11,118,163
                    California St. Pub. Wks. Brd.
                     Lease Rev.,
   AAA     1,000++   Dept. of Corrections., Ser. A,
                     6.875%, 11/01/04 ...............   N/A             1,171,130
   A1      1,000     St. Univ. Proj., Ser. A, 6.10%,
                     10/01/06 .......................   10/04 at 102    1,114,990
   AAA     1,000++   St. Univ. Proj., Ser. A, 6.40%,
                     12/01/02, AMBAC ................   N/A             1,113,860
   AAA     9,165    California St. Wide Cmnty. Dev.
                     Auth., Lease Rev.,
                     6.00%, 10/01/10, AMBAC .........   10/02 at 102    9,912,131
   AAA     2,600    Castaic Lake Wtr. Agcy. C.O.P.,
                     Wtr. Sys. Impvt. Proj., Ser. A,
                     7.25%, 8/01/10, MBIA ...........   No Opt. Call    3,237,494
   AAA     5,515++  Central Coast Wtr. Auth. Rev.,
                     St. Wtr. Proj. Reg. Facs.,
                     6.40%, 10/01/02, AMBAC .........   N/A             6,120,161
   AAA     5,500    Clovis Unified Sch. Dist., Ser.
                     B, Zero Coupon, 8/01/08, FGIC ..   No Opt. Call    3,719,155

         Principal
          Amount                                      Option Call
 Rating*   (000)    Description                       Provisions++    Value
 ------- ---------  -----------                       ------------ ------------
  AAA     13,740    East Bay Mun. Utils. Dist.,
                     Wtr. Sys. Rev., 6.00%,
                     6/01/09, AMBAC ...............   6/02 at 102    14,815,567
  AAA      4,025    Elsinore Valley Mun. Wtr.
                     Dist., C.O.P., Ser. A, 6.00%,
                     7/01/09, FGIC ................   No Opt. Call    4,563,746
  BBB-     1,385    Foothill / Eastern. Trans.
                     Agcy., Ser. A, Zero Coupon,
                     1/01/04 ......................   No Opt. Call    1,129,246
                    Los Angeles Cnty.,
  AAA      1,000     Met. Trans. Auth. Sales Tax
                     Rev., 6.00%, 7/01/26, MBIA ...   7/06 at 101     1,132,190
  AAA      1,000     Special Tax, Ser. A, 5.50%,
                     9/01/14, FSA .................   9/07 at 102     1,077,950
                    Los Angeles Cnty. Asset Leasing
                     Corp. Rev.,
  AAA      8,090     6.00%, 12/01/08, AMBAC .......   No Opt. Call    9,224,542
  AAA      8,600     6.05%, 12/01/09, AMBAC .......   No Opt. Call    9,864,630
  AAA      2,910    Los Angeles Cnty. Leasing Corp.
                     Rev., 5.95%, 12/01/07, AMBAC
                     ..............................   No Opt. Call    3,287,573
  AAA      1,000    Los Angeles Elec. Rev., 5.75%,
                     9/01/12, FGIC ................   9/03 at 102     1,078,140
  AA       1,150    Los Angeles Harbor Dept. Rev.,
                     Ser. B, 6.00%, 8/01/13 .......   8/06 at 101     1,269,129
  AA       1,000++  Los Angeles Pub. Wks. Fin.
                     Auth. Rev., Regl. Park & Open
                     Space,
                     Dist. A, 6.00%, 10/01/04 .....   N/A             1,123,920
  AAA      5,765++  Los Angeles Wastewtr. Sys.
                     Rev., Ser. B, 6.25%, 6/01/02,
                     AMBAC ........................   N/A             6,324,666
  AAA      3,075++  Marysville Hosp. Rev., Fremont-
                     Rideout Hlth. Group, Ser. A,
                     6.20%, 1/01/03, AMBAC ........   N/A             3,399,259
  AAA      8,000++  Modesto Irrig. Dist. Fin. Rev.,
                     Domestic Wtr. Proj., Ser. A,
                     6.00%, 9/01/02, AMBAC ........   N/A             8,761,600
                    Northern California Pwr. Agcy.
                     Rev., Multiple Cap. Facs,
                     MBIA,
  AAA        430++   Ser. A, 6.40%, 8/01/02 .......   N/A               475,387
  AAA        570    Ser. A, 6.40%, 8/01/07.........   8/02 at 102       623,899
  AAA      1,280++  Ser. A, 6.50%, 8/01/02.........   N/A             1,418,995
  AAA      1,725    Ser. A, 6.50%, 8/01/08.........   8/02 at 102     1,889,427
  AAA      1,000    Orange Cnty. Local Trans. Auth.
                     Sales Tax Rev., First Sr.
                     Measure M Mbia Ibc, 6.00%,
                     2/15/09, MBIA.................   No Opt. Call    1,134,070
  AAA      5,600    Pittsburg Redev. Agcy. Tax
                     Alloc. Rev., Los Medanos
                     Cmnty. Dev.
                     Proj., 5.50%, 8/01/07, FGIC...   8/02 at 102     5,947,424
  AAA      3,075++  Riverside Cnty., Trans. Comn.
                     Sales Tax Rev., Ser. A, 6.50%,
                     6/01/01, MBIA.................   N/A             3,321,431
  BBB-     1,000    Sacramento Pwr. Auth.,
                     Cogeneration Proj. Rev.,
                     6.50%, 7/01/09................   7/06 at 102     1,115,490
                    Sacramento Mun. Util. Dist.,
                     Elec. Rev., Ser. C,
  AAA      2,500     5.75%, 11/15/07, MBIA.........   11/02 at 102    2,692,925
  AAA      3,750     5.75%, 11/15/08, FGIC.........   11/02 at 102    4,102,162
  AAA      2,500     5.75%, 11/15/08, FGIC.........   11/02 at 102    2,695,525
  AAA      4,700     5.75%, 11/15/09, MBIA.........   11/02 at 102    5,051,419
  AAA      5,700    San Bernardino Cnty. C.O.P.,
                     Arpt. Impvt., 6.00%, 7/01/07,
                     MBIA..........................   7/02 at 102     6,158,052
  AAA      5,000    San Bernardino Cnty. Trans.
                     Auth., Sales Tax Rev., Ser. A,
                     6.00%, 3/01/10, FGIC..........   No Opt. Call    5,408,000

         Principal
          Amount                                       Option Call
 Rating*   (000)   Description                        Provisions++     Value
 ------- --------- -----------                        ------------- -----------
   AAA     1,000   San Diego Ind. Dev. Rev., Ser.
                     A, 5.90%, 6/01/18, AMBAC......   6/03 at 102     1,081,370
                   San Diego Cnty. Regl. Trans.
                    Cmnty. Sales Tax Rev., Ser. A,
   AAA     7,830    6.00%, 4/01/08, MBIA...........   4/01 at 102     8,716,356
   AAA     2,500    6.00%, 4/01/08, FGIC...........   No Opt. Call    2,783,000
   AAA     7,650   San Diego Redev. Agcy. Rev., Tax
                    Allocation-Centre City Proj.,
                    6.00%, 9/01/08, AMBAC
                   San Francisco City & Cnty.,        9/02 at 102     8,270,185
   AAA     1,000    Arpt. Comn. Rev., Intl. Arpt.,
                    Ser. 6, 6.125%, 5/01/09,
                    AMBAC..........................   5/04 at 102     1,103,690
   AAA     1,000    Sewer Rev., Ser. A, 5.95%,
                    10/01/25, FGIC ................   10/03 at 102    1,083,390
                   San Jose Arpt. Rev., MBIA,
   AAA     8,010    6.00%, 3/01/09.................   3/03 at 102     8,697,818
   AAA     3,000    6.00%, 3/01/10.................   3/03 at 102     3,259,860
   AAA     3,755    6.10%, 3/01/07.................   3/03 at 102     4,114,504
   AAA     2,865++ Santa Clara Cnty. Fin. Auth.,
                    Fac. Replacement, Proj. A,
                    6.50%,
                    11/15/04, AMBAC ...............   N/A             3,304,806
   AAA     2,820   Santa Rosa Wtr. Rev., Ser. B,
                    6.20%, 9/01/09, FGIC...........   9/02 at 101.5   3,053,609
   AAA     5,000   So. California Rapid Trans. Dist
                    Rev., Workers Comp. Fund,
                    6.00%, 7/01/10, MBIA ..........   1/01 at 102.5   5,286,200
                   So. California Rapid Trans.
                     Dist. Rev., Spec. Benefit
                     Assmt. Dist. A1, AMBAC,
   AAA     5,750    5.50%, 9/01/09.................   9/02 at 100     5,999,090
   AAA     5,500    6.00%, 9/01/08.................   9/02 at 102     5,945,885
   AAA     8,500   Sonoma Cnty. C.O.P., Cap. Rites-
                    Detention Fac., 6.00%,
                    11/15/10,
                    AMBAC .........................   11/02 at 102    9,210,685
   AAA     1,000   Southern California Pub. Pwr.
                    Auth. Transmission Proj. Rev.,
                    5.50%, 7/01/20, MBIA
                   Univ. of California Rev.,          7/02 at 100     1,022,550
   Aaa     1,135++  Ser. B, 6.30%, 9/01/03.........   N/A             1,275,547
   AAA     1,000++  Ser. D, 6.10%, 9/01/02, MBIA...   N/A             1,098,310
   AAA     2,000    Multi Purp Projs Ser F, 5.00%,
                     9/01/11, FGIC.................   9/06 at 101     2,069,740
   AAA     2,000++  Multi-Purpose Projs., Ser. B-
                    1989, 6.80%, 9/01/99, AMBAC       N/A             2,063,300
                   West and Central Basin Fin.
                    Auth. Rev.,
   AAA     3,460++  6.125%, 8/01/02, AMBAC.........   N/A             3,796,347
   AAA       370   West Basin Municipal Water Dist.
                    Rev. C.O.P.,
                    Ser. A, 5.50%, 8/01/22, AMBAC..   8/07 at 101       386,635
   AAA     2,160   West Sacramento Fin. Auth. Rev.,
                    Wtr. Sys. Impvt.,
                    5.25%, 8/01/08, FGIC...........   8/02 at 102     2,269,663
                   Total Long-Term Investments
                    (cost $244,959,580)............                 272,669,528

         Principal
          Amount                                      Option Call
 Rating*   (000)   Description                        Provisions++     Value
 ------- --------- -----------                        ------------ -------------
                   SHORT-TERM INVESTMENTS**--1.1%
   A1+       500   California Poll. Ctrl. Fin.
                   Auth. Rev., Shell Oil Co. Proj.,
                    Ser. A, 3.15%, 10/01/10 FRDD...    N/A               500,000
   A1-       100   Irvine Ranch Wtr. Dist., Cons.
                   Dist., 2.85%, 8/01/16, FRDD.....    N/A               100,000
   A1+     1,400   Irvine Ranch Wtr. Dist., Dates
                   Cons. Bds Ser. C S&p Lt. Rtg Nr,
                   4.20%, 10/01/10.................    N/A             1,400,000
                   Total Short-Term Investments
                   (cost $2,000,000)...............                    2,000,000
                   Total Investments--146.6% (cost
                   $246,959,580)...................                  274,669,528
                   Assets in excess of other
                    liabilities--(  )%.............                   25,659,903
                   Liquidation value of preferred
                    stock--(  )%...................                (113,000,000)
                   Net Assets Applicable to Common
                   Shareholders--100%..............                  187,329,431

----

(a) The following abbreviations are used in portfolio descriptions:

  AMBAC--American Municipal Bond Assurance Corporation
  BIGI--Bond Investors Guaranty Insurance Company
  CGIC--Capital Guaranteed Insurance Company
  C.O.P.--Certificate of Participation
  CONNIE LEE--College Construction Loan Insurance Association
  FHA--Federal Housing Administration
  FNMA--Federal National Mortgage Association
  FGIC--Financial Guaranty Insurance Company
  FSA--Financial Security Assurance
  F.R.D.D.--Floating Rate Daily Demand**
  F.R.W.D--Floating Rate Weekly Demand**
  G.O.--General Obligation Bond
  MBIA--Municipal Bond Insurance Association
  PSFG--Permanent School Fund Guaranty

* Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
+ Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prefunded. See Glossary for definition.

                      STATEMENT OF ASSETS AND LIABILITIES

The following table sets forth, as of April 30, 1999, (i) the Statement of Assets and Liabilities of BFC; (ii) the Statement of Assets and Liabilities of RAA; and (iii) the pro forma Statement of Assets and Liabilities of RAA as adjusted to give effect to the Merger. The Statement of Assets and Liabilities of BFC and RAA is likely to be different at the Closing as a result of the effects of BFC's and RAA's ongoing operations.

Pro Forma
Statements of Assets and
Liabilities                                             Pro Forma
April 30, 1999 (Unaudited)        RAA         BFC      Adjustments      Pro Forma
--------------------------    ----------- ------------ -----------     ------------
Assets
Investments, at value (cost
$20,280,051, $226,679,529
and $246,959,580
respectively)...............  $22,617,792 $252,051,737                 $274,669,529
Cash........................       77,251       10,260                       87,511
Receivable for shares sold..                           27,500,000(3)     27,500,000
Interest receivable.........      305,066    3,492,593                    3,797,659
Other assets................            0       11,144                       11,144
                              ----------- ------------ ----------      ------------
                               23,000,109  255,565,734 27,500,000       306,065,843
                              ----------- ------------ ----------      ------------
Liabilities
Payable for investments
purchased...................
Dividends payable-common
stock.......................                         0  4,848,153(1)      4,848,153
Preferred share issuance
cost payable................                              411,395(4)        411,395
Merger cost payable.........            0            0    175,732(2)        175,732
Investment advisory fee
payable.....................        6,624       73,953                       80,577
Administration fee payable..        1,893       21,129                       23,022
Dividends payable-preferred
stock.......................        1,438       70,194                       71,632
Other accrued expenses......       15,984      109,917                      125,901
                              ----------- ------------ ----------      ------------
                                   25,939      275,193  5,435,280         5,736,412
                              ----------- ------------ ----------      ------------
Net Investment Assets.......  $22,974,170 $255,290,541 $5,611,013      $300,329,431
                              =========== ============ ==========      ============
Net investment assets were
comprised of Common Stock:
  Par value.................  $    10,071 $    104,071      8,158(6)   $    122,300
  Paid-in capital in excess
  of par....................   13,897,103  144,619,829   (595,285)(2)   157,921,647
Preferred stock.............    7,500,000   78,000,000 27,500,000(3)    113,000,000
                              ----------- ------------ ----------      ------------
                               21,407,174  222,723,900 26,912,873       271,043,947

                                                       (continued on next page)

Pro Forma
Statements of Assets and
Liabilities
April 30, 1999                                       Pro Forma
(Unaudited)                   RAA          BFC      Adjustments      Pro Forma
------------------------  -----------  ------------ -----------     ------------
Undistributed net
investment income.......       47,974     7,194,433  (4,848,153)(1)    2,394,254
Accumulated net realized
loss....................     (818,705)            0                     (818,705)
Net unrealized
appreciation............    2,337,727    25,372,208                   27,709,935
                          -----------  ------------ -----------     ------------
Net investment assets,
April 30, 1999..........  $22,974,170  $255,290,541 $22,064,720     $300,329,431
                          ===========  ============ ===========     ============
Net assets applicable to
common shareholders.....  $15,474,170  $177,290,541                 $187,329,431
                          ===========  ============ ===========     ============
Net Asset value per
common share............  $     15.37  $      17.04                 $      15.32
                          ===========  ============                 ============
COMMON SHARES
OUTSTANDING.............    1,007,093    10,407,093                   12,230,023
Adjustment 1 Special
Dividend(2).............                  4,848,153                    4,848,153
Adjustment 2 Merger
Cost(3).................       14,471       161,261                      175,732
Adjustment 3 New
Preferred Issuance(4)...                                              27,500,000
Adjustment 4 Preferred
Issuance Cost(5)........                                                 411,395
Adjustment 5 Reclass
Between Par Value And
Paid-In Capital In
Excess Of Par(6)........                                                   8,158

-------------
/1/Assumes that the Merger is consummated.
/2/Represents the special dividend to be declared by BFC prior to the merger date.
/3/Represents the estimated cost of the merger. The cost of the merger will be prorated to BFC and RAA ratably and booked prior to the merger date. /4/Represents the estimated gross proceeds from the issuance of new preferred shares.
/5/Represents the estimated cost of the issuance of the new preferred shares. /6/Represents a reclass based on $0.01 par value of new RAA shares outstanding.

                            STATEMENT OF OPERATIONS

The following table sets forth for the six months ended April 30, 1999 and for the year ended October 31, 1998, the statement of operations for BFC and the pro forma statement of operations as adjusted to give effect to the Merger.

Pro Forma
Statement of Operations
For the Six Months Ended                                   Pro Forma   Pro Forma
April 30, 1999 (Unaudited)             RAA       BFC      Adjustments*  Combined
--------------------------           -------- ----------  ------------ ----------
Net Investment Income
Income
  Interest and discount earned.....  $631,539 $6,944,473    $     0    $7,576,012
                                     -------- ----------    -------    ----------
Expenses
  Investment advisory..............    40,076    444,592          0       484,668
  Administration...................    11,450    127,026          0       138,476
  Auction agent....................     9,300    107,500     (2,000)      114,800
  Custodian........................     1,500     44,000          0        45,500
  Reports to shareholders..........    15,000     22,250    (10,500)       26,750
  Directors........................     9,000     20,588     12,412        42,000
  Audit............................     4,000     15,250     (1,750)       17,500
  Transfer agent...................     5,000      8,750          0        13,750
  Legal............................     6,000      5,500     (6,500)        5,000
  Miscellaneous....................     6,165     41,648     (3,665)       44,148
                                     -------- ----------    -------    ----------
  Total expenses...................   107,491    837,103    (12,003)      932,591
                                     -------- ----------    -------    ----------
Net investment income..............   524,048  6,107,370    (12,003)    6,643,421
                                     -------- ----------    -------    ----------
Realized and Unrealized Gain (Loss)
on Investments
Net change in unrealized
appreciation on investments........    92,566 (2,794,947)         0     2,887,513
                                     -------- ----------    -------    ----------
Net loss on investments............
Net Increase in Net Assets
Resulting from Operations .........  $431,482 $3,312,423    $     0    $3,755,908
                                     ======== ==========    =======    ==========

----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                                                          Continued on next page

Pro Forma
Statement of Operations
For the Year Ended                                      Pro Forma    Pro Forma
October 31, 1998 (Unaudited)       RAA         BFC     Adjustments*  Combined
----------------------------    ---------- ----------- ------------ -----------
Net Investment Income
Income
  Interest and discount
   earned.....................  $1,265,828 $13,817,920   $      0   $15,083,748
                                ---------- -----------   --------   -----------
Expenses
  Investment advisory.........      79,422     882,453          0       961,875
  Administration..............      22,692     252,129          0       274,821
  Auction agent...............      19,000     215,000     (4,000)      230,000
  Custodian...................       3,000      88,000          0        91,000
  Reports to shareholders.....      24,000      44,500    (15,000)       53,500
  Directors...................      12,000      41,175     30,825        84,000
  Audit.......................       8,000      30,500     (3,500)       35,000
  Transfer agent..............       9,500      17,500          0        27,000
  Legal.......................      10,000      11,000    (11,000)       10,000
  Miscellaneous...............      19,885      83,295    (14,885)       88,295
                                ---------- -----------   --------   -----------
  Total expenses..............     207,499   1,665,552    (17,560)    1,855,491
                                ---------- -----------   --------   -----------
Net investment income.........   1,058,329  12,152,368    (17,560)   13,228,257
                                ---------- -----------   --------   -----------
Realized and Unrealized Gain
 (Loss) on Investments
Net realized gain (loss) on
 investments..................
Net change in unrealized
 appreciation on investments..     791,797   6,013,230          0     6,805,027
                                ---------- -----------   --------   -----------
Net gain on investments.......
                                ---------- -----------   --------   -----------
Net Increase in Net Investment
 Assets
 Resulting from Operations ...  $1,850,126 $18,165,598   $      0   $20,033,284
                                ========== ===========   ========   ===========

-----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                    CERTAIN PRO FORMA FINANCIAL INFORMATION

The following tables present other pro-forma financial information for the periods indicated as adjusted to give effect to the potential Merger.

                                                                                           Pro-
                         Pro-forma Total Returns Pro-forma Average Net Assets forma Operating Expense Ratios
Period                          RAA & BFC                 RAA & BFC                     RAA & BFC
------                          ---------                 ---------                     ---------
Six months ended April
30, 1999................          5.61%                    $193,880                       0.97%*
Year ended October 31,
1998....................         13.70%                     189,947                        0.98%
Year ended October 31,
1997....................         17.98%                     181,248                        0.99%
Year ended October 31,
1996....................         13.80%                     175,610                        1.00%

----
* annualized
                      COMPARATIVE PERFORMANCE INFORMATION

Comparative investment performance for RAA and BFC for certain periods ended April 30, 1999 are shown below.

                                     Average Annual
                                    Total Investment       Average Annual Total
                                    Return on Market              Return
                                          Value             On Net Asset Value
                                   ----------------------  ------------------------
                                    1     3     5           1      3      5
                                   ----  ----  ----  ----  ----  -----  -----  ----
                                   Year  Yrs.  Yrs.  Life  Year  Yrs.   Yrs.   Life
                                   ----  ----  ----  ----  ----  -----  -----  ----
RAA...............................    %     %     %     %  8.86% 10.54% 10.50% 7.59%
BFC...............................    %     %     %     %  7.87%  8.80%  8.70% 8.29%

  Total Investment Return on Market Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per common share. [The life of RAA and BFC is calculated from April 30, 1999 to April 12, 1993 for RAA and November 19, 1992 for BFC.] Past performance information is not necessarily indicative of future results.

                                                                     APPENDIX I

                                    FORM OF
                         AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the   day
of      , 1999, by and among The BlackRock California Insured Municipal 2008
Term Trust Inc. ("BFC") and The BlackRock California Investment Quality Municipal Trust Inc. ("RAA" and, together with BFC, the "Funds"), each a Maryland corporation.

                                PLAN OF MERGER

The merger of BFC with and into RAA will comprise the following: (i) BFC will be merged with and into RAA in accordance with the Maryland General Corporation Law ("Maryland Law"); (ii) the separate existence of BFC will cease; (iii) RAA will be the surviving corporation; (iv) each share of common stock, par value $.01 per share, of BFC ("BFC Common Stock") will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock, par value $.01 per share, of RAA ("RAA Common Stock" and together with the BFC Common Stock, the "Common Stock") and the right to receive cash in lieu of any fractional shares of RAA Common Stock, computed based on the relative net asset value per share of the Funds on the last business day prior to the Effective Date (as defined in Section 7(a) of this Agreement) of the Merger and (v) each share of preferred stock of BFC (the "BFC Preferred Stock") will be converted into and exchangeable for one newly issued share of preferred stock of RAA (the "RAA Preferred Stock" and together with the BFC Preferred Stock, the "Preferred Stock") as set forth in Section 4(b) of this Agreement, all upon and subject to the terms hereinafter set forth (the "Merger").

As soon as practicable after satisfaction of all conditions to the Merger, the Funds will jointly file executed articles of merger (the "Articles of Merger") with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger. The Merger will become effective at such time as the Articles of Merger are filed with and accepted for recording by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

From and after the Effective Date, RAA will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of RAA and BFC, all as provided under Maryland Law.

The parties intend that the Merger shall qualify as a reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

As promptly as practicable after the Merger, the registration of BFC under the Investment Company Act of 1940, as amended (the "1940 Act") shall be terminated.

                                   AGREEMENT

In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Funds hereby agree as follows:

1. Representations and Warranties of RAA.

RAA represents and warrants to, and agrees with BFC that:

  a. RAA is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. RAA has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. RAA is duly registered under the 1940 Act as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. RAA has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Merger and thereafter.

  c. RAA has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of RAA, threatened against RAA which assert liability on the part of RAA or which materially affect its financial condition or its ability to consummate the Merger. RAA is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. RAA is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Merger.

  f. BFC has been furnished with a statement of assets, liabilities and capital and a schedule of investments of RAA, each as of the end of RAA's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. BFC has been furnished with RAA's Annual Report to Stockholders for its most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of RAA as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which RAA is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section l(1) below) or will not otherwise be disclosed to BFC prior to the Effective Date.

  i. RAA has no known liabilities of a material amount, contingent or otherwise, other than those shown on RAA's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the end of RAA's most recently completed fiscal year and those incurred in connection with the Merger. Prior to the Effective Date, RAA will advise BFC in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. RAA has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of RAA have been adequately provided for on its books, and no tax deficiency or liability of RAA has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by RAA of the Merger, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the laws of the State of Maryland.

  l. The registration statement filed by RAA on Form N-14 relating to the RAA Common Stock and RAA Preferred Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Effective Date, insofar as it relates to RAA (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by RAA for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. RAA is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share, 199,999,700 of which shares are designated RAA Common Stock, 300 of which are designated Auction Rate Municipal Preferred Stock, Series W7. Each outstanding share of capital stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of RAA Common Stock and RAA Preferred Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The RAA Common Stock and the RAA Preferred Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of RAA will have any preemptive right of subscription or purchase in respect thereof.

  p. At or prior to the Effective Date, the RAA Common Stock and the RAA Preferred Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and sate securities laws, and there are a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

  q. At or prior to the Effective Date, RAA will have obtained any and all regulatory, rating agency, director and stockholder approvals necessary to issue the RAA Common Stock and the RAA Preferred Stock in connection with the Merger.

  r. The books and records of RAA made available to BFC and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of RAA.

2. Representations and Warranties of BFC.

BFC represents and warrants to, and agrees with, RAA that:

  a. BFC is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. BFC has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. BFC is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. BFC has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the termination of BFC.

  c. BFC has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of BFC's Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of BFC, threatened against BFC which assert liability on the part of BFC or which materially affect its financial condition or its ability to consummate the Merger. BFC is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. BFC is not a party to or obligated under any provision of its Articles of Incorporation, as amended, Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Merger.

  f. RAA has been furnished with a statement of assets, liabilities and capital and a schedule of investments of BFC, each as of the end of BFC's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. RAA has been furnished with BFC's Annual Report to Stockholders for BFC's most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of BFC as of the date thereof, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which BFC is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to RAA prior to the Effective Date.

  i. BFC has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of such statements, and those incurred in connection with the Merger. Prior to the Effective Date, BFC will advise RAA in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. BFC has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of BFC have adequately been provided for on its books, and no tax deficiency or liability of BFC has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BFC of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the laws of the State of Maryland.

  l. The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Effective Date, insofar as it relates to BFC (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by BFC for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. BFC is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share, 199,996,880 of which are designated BFC Common Stock, 1,560 of which are designated Auction Rate Municipal Preferred Stock, Series W7 and 1,560 of which are designated Auction Rate Municipal Preferred Stock, Series W28. Each outstanding share of capital stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of BFC Common Stock and BFC Preferred Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The books and records of BFC made available to RAA and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of BFC.

3. The Merger.

  a. Subject to the requisite approvals of the stockholders of RAA and BFC being given, and to the other terms and conditions contained herein, the Funds agree that (i) BFC will be merged with and into RAA in accordance with Maryland Law, (ii) the separate existence of BFC will cease, (iii) RAA will be the surviving corporation, (iv) each share of BFC Common Stock outstanding at the Effective Date will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of RAA Common Stock and cash in lieu of any fractional shares of RAA Common Stock, computed based on the net asset value per share of the Funds on the last business day prior to the Effective Date, and (v) each share of BFC Preferred Stock will be converted into and exchangeable for one newly issued share of RAA Preferred Stock as set forth in Section 4(b) of this Agreement.

  b. Prior to the Effective Date, BFC shall declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from the beginning of its current fiscal year to and including the Closing Date, if any, and all of its net capital gain, if any, realized for such period. In this regard, the last dividend period for each series of BFC Preferred Stock prior to the Closing Date may be shorter than the dividend period for each such series determined as set forth in the applicable Articles Supplementary.

  c. As soon as practicable after satisfaction of all conditions to the Merger, the Funds will jointly file the Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

d. From and after the Effective Date, RAA will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of RAA and BFC, all as provided under Maryland Law.

4. Conversion to RAA Stock.

  a. At the Effective Date, each share of BFC Common Stock will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of RAA Common Stock and the right to receive cash in lieu of any fractional shares of RAA Common Stock, computed based on the net asset value per share of RAA and BFC on the last business day prior to the Effective Date. The net asset value per share of RAA and BFC shall be determined as of the last business day prior to the Effective Date, and no formula will be used to adjust the net asset value so determined of RAA or BFC to take into account differences in realized and unrealized gains and losses. The value of the assets of RAA and of BFC shall be determined by RAA for purposes of the Merger pursuant to the procedures utilized by RAA in valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by RAA in cooperation with BFC and shall be confirmed in writing by RAA to BFC. RAA shall issue to the stockholders of BFC separate certificates or share deposit receipts for the RAA Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the RAA Common Stock to State Street Bank & Trust Company, as the transfer agent and registrar for RAA Common Stock. With respect to any stockholder of BFC holding certificates evidencing ownership of BFC Common Stock as of the Effective Date, and subject to RAA being informed thereof in writing by BFC, RAA will not permit such stockholder to receive new certificates evidencing ownership of the RAA Common Stock or pledge or redeem such RAA Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of BFC Common Stock or, in the event of lost certificates, posted adequate bond. BFC, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of BFC Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of RAA Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of BFC shall be paid to such stockholder, without interest; however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates for exchange. No fractional shares of RAA Common Stock will be issued to BFC stockholders. In lieu thereof, RAA's transfer agent, State Street Bank & Trust Company, will aggregate all fractional shares of RAA Common Stock and sell the resulting full shares on the American Stock Exchange at the current market price for shares of RAA Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's RAA Common Stock certificates.

  b. At the Effective Date, each outstanding share of BFC Preferred Stock will be converted into and exchangeable for one share of RAA Preferred Stock having the same terms, except as set forth herein. The initial dividend rate of each new share of RAA Preferred Stock will be the same as that established in the most recent auction of the corresponding share of BFC Preferred Stock. Dividends will accumulate on BFC Preferred Shares up to and including the Closing Date and will be paid, together with the dividends then payable in respect of the newly issued corresponding shares of RAA Preferred Stock, to the holders thereof on the dividend payment date in respect of the Initial Dividend Period of such newly issued shares. The "Initial Dividend Period" of the shares of RAA Preferred Stock issued in connection with the Merger will be a period consisting of the number of days following the day on which the Merger is completed that would have remained in the dividend period for the corresponding series of BFC Preferred Stock in effect immediately prior to the Closing Date. The dividend rate for the shares of each new share of RAA Preferred Stock issued in connection with the Merger for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Closing Date for the corresponding share of BFC Preferred Stock. The initial auction for each share of RAA Preferred Stock issued pursuant to the Merger will be held on the day on which the auction next succeeding the Closing Date would have been held for the corresponding share of BFC Preferred Stock but for the Merger.

5. Payment of Expenses.

  a. RAA and BFC shall each pay, immediately prior to the Effective Date, a pro rata portion of all expenses incurred in connection with the Merger. Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Merger. Neither RAA nor BFC shall pay any expenses of its respective stockholders arising out of or in connection with the Merger.

6. Covenants of the Funds.

  a. Each Fund agrees to call a special meeting of its respective stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Merger as described in this Agreement.

  b. Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Effective Date.

  c. Each Fund agrees that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

  d. RAA undertakes that it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that BFC has ceased to be a registered investment company.

  e. RAA will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. BFC agrees to cooperate fully with RAA and will furnish to RAA the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder.

  f. Each Fund agrees to proceed as promptly as possible to cause to be made all necessary filings under the HSR Act with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

  g. RAA agrees that it has no plan or intention to sell or otherwise dispose of the assets of BFC to be acquired in the Merger, except for dispositions made in the ordinary course of business.

  h. Each Fund agrees that, on or before the Effective Date, all of BFC's Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, each Fund agrees to cooperate with the other Fund in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. RAA agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of BFC for its taxable periods first ending after such Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, RAA shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by BFC with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by RAA or BFC (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by RAA.

  i. Each Fund agrees to mail to each of its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  j. Following the consummation of the Merger, RAA expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

  k. Except as contemplated herein, each Fund agrees that, during the period from the date hereof to and including the Effective Date, it will declare and pay dividends consistent with past practices and the terms of the Common Stock and Preferred Stock issued by each such Fund.

7. Effective Date.

  a. The Merger shall become effective at such time as the Articles of Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

  b. Prior to the Effective Date, BFC shall have made arrangements with its transfer agent to deliver to RAA, as soon as practicable after the Effective Date, a list of the names and addresses of all of the stockholders of record of BFC on the Effective Date and the number of shares of BFC Common Stock and BFC Preferred Stock owned by each such stockholder, certified by its transfer agent or by its President to the best of their knowledge and belief.

8. RAA Conditions.

The obligation of RAA to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions, provided:

  a. This Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of a majority of the shares of the RAA Common Stock and the RAA Preferred Stock outstanding on the record date for the Special Meeting of RAA stockholders voting together as a single class; and BFC shall have delivered to RAA a copy of the resolutions approving this Agreement and the Merger adopted by its Board of Directors and stockholders and certified by its respective Secretary.

  b. BFC shall have furnished to RAA a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that there has been no material adverse change in its respective financial position since the date of BFC's most recent financial statements provided to RAA, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. BFC shall have furnished to RAA a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

  d. BFC shall have delivered to RAA a letter from Deloitte & Touche LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for BFC's most recently completed fiscal year, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of BFC for the period covered thereby; and that for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution or that BFC would not continue to qualify as a regulated investment company for Federal income tax purposes.

  e. RAA shall have received an opinion of Miles & Stockbridge P.C., as special counsel to each Fund, in form and substance satisfactory to RAA and dated the Effective Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law; (ii) all corporate actions required to be taken by each Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions thereof; (iii) the execution and delivery of this Agreement does not, and the consummation of the Merger will not, violate any material provision of the Articles of Incorporation, as amended, the Articles Supplementary, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which RAA or BFC is a party or by which RAA or BFC is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by either Fund of the Merger, except such as have been obtained under Maryland Law and under state securities or blue sky laws; (v) this Agreement has been duly authorized, executed and delivered by each Fund and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and (vi) the RAA Common Stock and RAA Preferred Stock to be issued pursuant to the Merger are duly authorized and, upon delivery and the consummation of the Merger, will be validly issued and outstanding and fully paid and nonassessable, and no stockholder of RAA has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, Articles Supplementary, as amended, or the by-laws of RAA or as a matter of Maryland
  Law). In giving the opinion set forth above, Miles & Stockbridge P.C. may state that it is relying on certificates of officers of RAA and BFC with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

  f. RAA shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (together with its affiliates, "Skadden"), as special counsel to RAA, in form and substance satisfactory to RAA and dated the Effective Date, to the effect that (i) each Fund is registered as a diversified, closed-end management investment company under the 1940 Act, (ii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal governmental authority is required for the consummation of the Merger by either Fund, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws; (iii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder, except that such counsel need not opine with respect to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement; and (iv) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against either Fund, the unfavorable outcome of which would materially adversely affect such Fund. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RAA and BFC with regard to matters of fact and certificates and written statements of government officials with respect to factual matters.

  g. RAA shall have received an opinion from Skadden, as counsel to RAA, in form and substance satisfactory to RAA and dated the Effective Date, to the effect that for Federal income tax purposes the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code and each Fund will be deemed a "party" to such reorganization within the meaning of
  Section 368(b) of the Code. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RAA and BFC with regard to factual and other matters.

  h. The assets or liabilities of BFC to be transferred to RAA shall not include any assets or liabilities which RAA, by reason of charter limitations or otherwise, may not properly acquire or assume.

  i. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BFC, shall be contemplated by the Commission.

  j. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of BFC or would prohibit the Merger.

  k. All proceedings taken by BFC and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to RAA.

  l. Prior to the Effective Date, BFC shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, if any, for the tax year of BFC ending on the Effective Date, and all of its net capital gain, if any, realized for the tax year of BFC ending on the Effective Date.

  m. On or before the Effective Date, RAA shall have received from Standard & Poor's Ratings Group and Moody's Investors Service written evidence confirming that consummation of the Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of RAA Preferred Stock and assigning Aaa or AAA ratings to the shares of RAA Preferred Stock issued in connection with the Merger.

9. BFC's Conditions.

The obligations of BFC hereunder shall be subject to the following conditions:

  a. This Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of a majority of the shares of BFC Common Stock and of a majority of the shares of BFC Preferred Stock outstanding on the record date for the special meeting of BFC's stockholders, each voting as a separate class; and RAA shall have delivered to BFC a copy of the resolutions approving this Agreement and the Merger adopted by its Board of Directors and stockholders and certified by its Secretary.

  b. RAA shall have furnished to BFC, a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in its financial position since the date of RAA's most recent financial statements provided to BFC, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. RAA shall have furnished to BFC a certificate signed by its President (or any Vice President) and its Treasurer, dated as of the Effective Date, certifying that (i) all representations and warranties of RAA made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such Effective Date, and that RAA has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date and (ii) immediately after the Effective Date, RAA will be in compliance with all asset coverage tests applicable to the RAA Preferred Stock.

  d. BFC shall have received the opinion or opinions of Miles & Stockbridge P.C. and Skadden, as counsel to BFC, in form and substance satisfactory to BFC and dated the Effective Date, with respect to the matters specified in Sections 9(e), (f) and (g) of this Agreement and such other matters as BFC reasonably may deem necessary or desirable.

  e. All proceedings taken by RAA and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to BFC.

  f. The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RAA, shall be contemplated by the Commission.

  g. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of RAA or would prohibit the Merger.

  h. On or before the Closing Date, the Board of Directors of RAA shall have classified authorized and unissued shares of RAA Common Stock as a series of RAA Preferred Stock with, and shall have filed Amended Articles Supplementary to its Articles of Incorporation describing, powers, rights and preferences of series of RAA Preferred Stock which are the same as the powers, rights and preferences of the series of BFC Preferred Stock described in Section 3(m) of this Agreement, except as set forth in Section 4(b) of this Agreement.

  i. On or before the Effective Date, RAA shall have received from [Standard & Poor's Ratings Group and] Moody's Investors Service written evidence confirming that consummation of the Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of RAA Preferred Stock and assigning Aaa or AAA ratings to shares of RAA Preferred Stock to be issued in connection with the Merger.

10. Termination, Postponement and Waivers.

  a. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Effective Date, or such Effective Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds; (ii) by the Board of Directors of BFC if any condition of BFC's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived and (iii) by the Board of Directors of RAA in its sole discretion.

  b. If the transactions contemplated by this Agreement have not been consummated by December 31, 1999, either Fund may terminate this Agreement by action of its Board of Directors.

  c. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  d. At any time prior to the Effective Date, the Board of Directors of either Fund may, by written instrument signed by its (i) extend the time for the performance of any of the obligations or other acts of the other,
  (ii) waive any inaccuracies in the representations and warranties of the other contained herein, (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein and (iv) amend this Agreement; provided in each case that, in the judgment of the Board of Directors of such Fund, after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of such Fund. This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.

  e. The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and none of RAA, BFC or any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director or trustee, agent or stockholder of RAA or BFC against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  f. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of RAA or BFC to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of such Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of RAA Common Stock or RAA Preferred Stock to be issued pursuant to this Agreement in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate, unless the Funds promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

  a. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), RAA will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

    THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO BFC (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED

  and, further, that stop transfer instructions will be issued to RAA's transfer agent with respect to such shares. BFC will provide RAA on the Effective Date with the name of any BFC stockholder who is to the knowledge of BFC an affiliate of it on such date.

  b. Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to RAA or any BFC in either case at 345 Park Avenue, New York, New York, 10154, Attn:
  Ralph L. Schlosstein, President.

  c. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

  d. Copies of the Articles of Incorporation and Articles Supplementary, and all amendments, if any, of RAA and BFC are on file with the State Department of Assessments and Taxation of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of RAA and BFC. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement and Plan of Merger as of the date first written above.

                                          The BlackRock California Investment
                                          Quality Municipal Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                          The BlackRock California Insured
                                          Municipal 2008 Term Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                   SUBJECT TO COMPLETION--DATED July 23, 1999

INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST, INC.
                                 345 Park Avenue
                            New York, New York 10154
                                 (212) 754-5560

                                 --------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           Relating to the Merger of:

         THE BLACKROCK CALIFORNIA MUNICIPAL 2008 TERM TRUST INC. ("BFC")

                                 with and into:

    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")

                             Dated __________, 1999

                               -----------------



This Statement of Additional Information provides information about RAA, a closed-end management investment company organized as a Maryland corporation, in addition to information contained in the Combined Proxy Statement/Prospectus of RAA, dated ________, 1999, which also serves as the proxy statement of BFC a closed-end management investment company organized as a Maryland corporation (the "Trust"), in connection with the issuance of common shares and preferred shares of RAA to shareholders of BFC. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Combined Proxy Statement/Prospectus, into which it has been incorporated by reference and which may be obtained by contacting RAA or BFC at the address and telephone number set forth above.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

Audited Financial Statements for RAA for the annual period ended
 October 31, 1998                                                             1


Unaudited Financial Statements for RAA for the six-month period ended
 April 30, 1999                                                                7


Audited Financial Statements for BFC for the annual period ended
 December 31, 1998                                                            14


Annex A: Description of Credit Ratings for Municipal Obligations             A-1


Annex B: Description of California Municipal Securities                      B-1


    RAA and BFC will provide, without charge, upon the written or oral request of any person to whom the Combined Proxy Statement/Prospectus is delivered, a copy of this Statement of Additional Information.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998
--------------------------------------------------------------------------------


              PRINCIPAL                                                                                  OPTION CALL
   RATING*      AMOUNT                                                                                   PROVISIONS+      VALUE
 (UNAUDITED)    (000)                                 DESCRIPTION                                        (UNAUDITED)     (NOTE 1)
============= ========= ============================================================================ ================ ==============
              C>
                        LONG-TERM INVESTMENTS-145.0%
                        California Educational Fac. Auth. Rev.,
 AAA          $1,000     Santa Clara Univ., 5.00%, 9/01/15, MBIA ...................................    9/06 at 102   $  1,014,200
 AAA           1,000     Student Loan Program, Ser. A, 6.00%, 3/01/16, MBIA ........................    3/07 at 102      1,069,390
 A+               40    California St. G.O., 5.75%, 3/01/19 ........................................    3/05 at 101         43,066
 A+              960    California St. G.O., 5.75%, 3/01/05++ ......................................       N/A           1,069,018
                        California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
 AA-             910     Ser. B-1, 6.45%, 2/01/11 ..................................................    8/04 at 102        966,256
 AA-           1,000     Ser. G, 7.20%, 8/01/14 ....................................................    8/04 at 102      1,091,130
                        California St. Pub. Wks. Brd. Lease Rev.,
 AAA           1,000     Dept. of Corrections, Ser. A, 6.875%, 11/01/04++ ..........................       N/A           1,179,350
 A             1,000     St. Univ. Proj., Ser. A, 6.10%, 10/01/06 ..................................   10/04 at 102      1,134,280
 AAA           1,000     St. Univ. Proj., Ser. A, 6.40%, 12/01/02, AMBAC++ .........................       N/A           1,122,510
 Baa           1,385    Foothill / Eastern Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ..............   No Opt. Call      1,092,543
 AAA           1,000    Los Angeles Cnty., Special Tax, Ser. A, 5.50%, 9/01/14, FSA ................    9/07 at 102      1,082,740
 AA            1,150    Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 ......................    8/06 at 101      1,287,551
 AAA           1,000    Los Angeles Met. Trans. Auth. Sales Tax Rev., 6.00%, 7/01/26, MBIA .........    7/06 at 101      1,108,230
 AA            1,000    Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space,
               1,000    Dist. A, 6.00%, 10/01/04++ .................................................       N/A           1,128,580
 BBB-          1,000    Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 .............    7/06 at 102      1,134,270
 AAA                    San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC ....................    6/03 at 102      1,079,250
               1,000    San Francisco City & Cnty.,
 AAA           1,000     Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC .............    5/04 at 102      1,123,960
 AAA           1,000     Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC .................................   10/03 at 102      1,084,470
 AAA                    Southern California Pub. Pwr. Auth. Transmission. Proj. Rev.,
               1,000    5.50%, 7/01/20, MBIA .......................................................    7/02 at 100      1,026,200
               1,135    Univ. of California Rev.,
 AAA             370     Ser. D, 6.10%, 9/01/02++, MBIA ............................................       N/A           1,105,980
 AAA                     Ser. B, 6.30%, 9/01/03++ ..................................................       N/A           1,280,564
 AAA                    West Basin Municipal Water Dist. Rev. C.O.P., Ser. A, 5.50%,                                       391,353
                 200      8/01/22, AMBAC .................. ........................................     8/07 at 101  ------------
                               Total long-term investments (cost $20,184,598).......................                    22,614,891
                        SHORT-TERM INVESTMENTS**-1.3%                                                                 ------------
 A1+                    California Poll. Ctrl. Fin. Auth. Rev., Shell Oil Co. Proj., Ser. C, 3.45%,
                         11/02/98, FRDD
                        (cost $200,000).............................................................                       200,000
                                                                                                                      ------------
                        TOTAL INVESTMENTS-146.3% (COST $20,384,598) ................................                    22,814,891
                        Other assets in excess of liabilities-1.8% .................................                       280,308
                        Liquidation value of preferred stock-(48.1) ................................                    (7,500,000)
                                                                                                                      -------------
                         NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ..........................                 $ 15,595,199
                                                                                                                      ============


--------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.


------------------------------------------------------------------------------------------------------------
                                               KEY TO ABBREVIATIONS
  AMBAC    - American Municipal Bond Assurance Corporation   FSA    - Financial Security Assurance
  C.O.P.   - Certificate of Participation                    G.O.   - General Obligation Bond
  FGIC     - Financial Guaranty Insurance Company            MBIA   - Municipal Bond Insurance Association
  FRDD     - Floating Rate Daily Demand
------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
                                       1

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $20,384,598) (Note 1).........    $22,814,891
Interest receivable ......................................        305,975
                                                              -----------
                                                               23,120,866
                                                              -----------
LIABILITIES
Due to custodian .........................................         11,576
Advisory fee payable (Note 2) ............................          6,691
Dividends payable-preferred stock ........................          1,941
Administration fee payable (Note 2) ......................          1,912
Other accrued expenses ...................................          3,547
                                                              -----------
                                                                   25,667
                                                              -----------
NET INVESTMENT ASSETS ....................................    $23,095,199
                                                              ===========
Net investment assets were comprised of:
 Common stock:
  Par value (Note 4) .....................................    $    10,071
  Paid-in capital in excess of par .......................     13,897,103
 Preferred stock (Note 4) ................................      7,500,000
                                                              -----------
                                                               21,407,174
 Undistributed net investment income .....................         76,437
 Accumulated net realized loss ...........................       (818,705)
 Net unrealized appreciation .............................      2,430,293
                                                              -----------
Net investment assets, October 31, 1998 ..................    $23,095,199
                                                              ===========
Net assets applicable to common shareholders .............    $15,595,199
                                                              ===========
Net asset value per share:
  ($15,595,199 [div] 1,007,093 shares of common
  stock issued and outstanding) ..........................    $     15.49
                                                              ===========



--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
   Interest and discount earned ...........   $1,265,828
                                              ----------

Expenses
   Investment advisory ....................       79,422
   Reports to shareholders ................       24,000
   Administration .........................       22,692
   Auction agent ..........................       19,000
   Directors ..............................       12,000
   Legal ..................................       10,000
   Transfer agent .........................        9,500
   Audit ..................................        8,000
   Custodian ..............................        3,000
   Miscellaneous ..........................       19,885
                                              ----------
   Total expenses .........................      207,499
                                              ----------
Net investment income .....................    1,058,329
                                              ----------

UNREALIZED GAIN
   ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation on
 investments ..............................      791,797
                                              ----------

NET INCREASE IN NET INVESTMENT
 ASSETS RESULTING FROM OPERATIONS .........   $1,850,126
                                              ==========

See Notes to Financial Statements.
                                       2

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                  --------------------------------
                                                                                        1998             1997
INCREASE (DECREASE) IN INVESTMENT ASSETS                                          ---------------   --------------
Operations:
 Net investment income ........................................................    $  1,058,329      $  1,080,949
 Net realized gain on investments .............................................              --             1,100
 Net change in unrealized appreciation on investments .........................         791,797           618,624
                                                                                   ------------      ------------
 Net increase in net investment assets resulting from operations ..............       1,850,126         1,700,673
Dividends and distributions:
 To common shareholders from net investment income ............................        (883,641)         (876,796)
 To preferred shareholders from net investment income .........................        (244,760)         (245,735)
 To common shareholders in excess of net realized gains on investments ........              --              (564)
 To preferred shareholders in excess of net realized gains on investments .....              --              (186)
                                                                                   ------------      ------------
 Total dividends and distributions ............................................      (1,128,401)       (1,123,281)
                                                                                   ------------      ------------
  Total increase ..............................................................         721,725           577,392
NET INVESTMENT ASSETS
Beginning of year .............................................................      22,373,474        21,796,082
                                                                                   ------------      ------------
End of year ...................................................................    $ 23,095,199      $ 22,373,474
                                                                                   ============      ============


                       See Notes to Financial Statements.
                                       3

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                      YEAR ENDED OCTOBER 31,
                                                                    --------------------------
                                                                         1998         1997
PER SHARE OPERATING PERFORMANCE:                                    ------------- ------------
Net asset value, beginning of year ................................   $  14.77      $  14.20
                                                                      --------      --------
 Net investment income ............................................       1.05          1.07
 Net realized and unrealized gain (loss) on investments ...........        .79           .61
                                                                      --------      --------
Net increase (decrease) from investment operations ................       1.84          1.68
                                                                      --------      --------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................................       (.88)         (.87)
   Preferred shareholders .........................................       (.24)         (.24)
Distributions from capital gains to:
   Common shareholders ............................................           -            -
  Preferred shareholders ..........................................           -            -
Distributions in excess of net realized gains
 on investments to:
  Common shareholders .............................................           -           **
  Preferred shareholders ..........................................           -           **
                                                                      ---------    ---------
 Total dividends and distributions ................................       (1.12)       (1.11)
                                                                      ---------     --------
Capital charge with respect to issuance of
 common and preferred stock .......................................           -            -
                                                                      ---------     --------
Net asset value, end of year* .....................................   $  15.49      $  14.77
                                                                      =========     ========
Per share market value, end of year* ..............................   $  16.125     $  15.00
                                                                      =========     ========
TOTAL INVESTMENT RETURN\^: ........................................      13.70%        17.98%
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS\^\^:
Expenses ..........................................................       1.36%         1.32%
Net investment income before preferred stock dividends ............       6.93%         7.48%
Preferred stock dividends .........................................       1.60%         1.70%
Net investment income available to common shareholders ............       5.33%         5.78%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........   $  15,265     $ 14,445
Portfolio turnover rate ...........................................          0%           28%
Net assets of common shareholders, end of year (in thousands) .....   $  15,595     $ 14,873
Asset coverage per share of preferred stock, end of year## ........   $  76,990     $ 74,583
Preferred stock outstanding (in thousands) ........................   $   7,500     $  7,500



                                                                             YEAR ENDED OCTOBER 31,
                                                                    ----------------------------------------
                                                                        1996         1995           1994
PER SHARE OPERATING PERFORMANCE:                                    ----------- -------------- -------------
Net asset value, beginning of year ................................  $ 13.85      $   11.74      $  14.73
                                                                     --------     ---------      --------
 Net investment income ............................................     1.08           1.05          1.04
 Net realized and unrealized gain (loss) on investments ...........      .33           2.12         (3.01)
                                                                     --------     ---------      --------
Net increase (decrease) from investment operations ................     1.41           3.17         (1.97)
                                                                     --------     ---------      --------
Dividends and Distributions:
 Dividends from net investment income to:
   Common shareholders ............................................      (.80)          (.79)        (.79)
   Preferred shareholders .........................................      (.25)          (.27)        (.18)
Distributions from capital gains to:
   Common shareholders ............................................         -              -         (.03)
  Preferred shareholders ..........................................         -              -         (.01)
Distributions in excess of net realized gains
 on investments to:
  Common shareholders .............................................      (.01)             -            -
  Preferred shareholders ..........................................         **             -            -
                                                                     ---------    ----------     --------
 Total dividends and distributions ................................     (1.06)         (1.06)       (1.01)
                                                                     --------     ----------     --------
Capital charge with respect to issuance of
 common and preferred stock .......................................         -              -         (.01)
                                                                     --------     ----------     --------
Net asset value, end of year* .....................................  $ 14.20      $   13.85      $  11.74
                                                                     =======      ==========     ========
Per share market value, end of year* ..............................  $ 13.50      $   12.625     $ 10.625
                                                                     =======      ==========     ========
TOTAL INVESTMENT RETURN\^: ........................................     13.80%         26.86%      (18.85%)
RATIOS TO AVERAGE NET ASSETS OF COMMON
 SHAREHOLDERS\^\^:
Expenses ..........................................................      1.42%          1.52%        1.25%
Net investment income before preferred stock dividends ............      7.78%          8.24%        7.81%
Preferred stock dividends .........................................      1.82%          2.09%        1.36%
Net investment income available to common shareholders ............      5.96%          6.15%        6.45%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..........  $ 13,996     $   12,892    $  13,362
Portfolio turnover rate ...........................................        72%           149%         184%
Net assets of common shareholders, end of year (in thousands) .....  $ 14,296     $   13,946    $  11,826
Asset coverage per share of preferred stock, end of year## ........  $ 72,654     $   71,485    $ 128,837
Preferred stock outstanding (in thousands) ........................  $  7,500     $    7,500    $   7,500

----------
 * Net asset value and market value are published in The Wall Street Journal each Monday.
 **Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.
 ##A stock split occurred on July 24, 1995 (Note 4). +
  +Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
 ++Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratio to average
net   assets   and  other  supplemental  data  for  the  years  indicated.  This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.
                                       4

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

      The BlackRock  California  Investment  Quality  Municipal  Trust Inc. (the
"Trust") was organized in Maryland on April 12, 1993 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities while providing high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or, by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

      Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS

      The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE  3. PORTFOLIO SECURITIES

      There were no purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1998.


      The federal income tax basis of the Trust's investments at October 31, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $2,430,293.


      For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $816,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

      There are 200 million shares of $.01 par value common stock authorized. Of the 1,007,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares. As of October 31, 1998 there were 300 shares of Preferred Stock Series W7 outstanding.


      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.


      Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.76% during the year ended October 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE  5. DIVIDENDS

      Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $.073125 per common share payable November 30, 1998 to shareholders of record on November 16, 1998.


      For the period November 1, 1998 to November 30, 1998, dividends declared on Preferred Stock totalled $18,453 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
The BlackRock California Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock California Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock California Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



[GRAPHIC OMITTED]



Deloitte & Touche LLP
New York, New York
December 11, 1998

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


(TO COME)

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
---------------------------------------------------------


(TO COME)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

(TO COME)

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

(TO COME)
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

(TOCOME)

(TO COME)
                                       13

--------------------------------------------------------------------------------
The BlackRock California Insured Municipal 2008 Term Trust Inc.
Portfolio of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                                          Option
              Principal                                                                                    Call
  Rating*      Amount                                                                                  Provisions++        Value
(Unaudited)     (000)                                        Description                                (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS--141.2%
                       California Hlth. Fac. Fin. Auth. Rev.,
   AAA       $ 6,850       Marin Gen. Hosp., Ser. A, 5.75%, 8/01/09, FSA ............................    8/03 at 102  $  7,457,664
   AAA         2,000       Sutter Hlth. Care Sys., 5.70%, 8/15/09, MBIA .............................    8/06 at 102     2,229,940
                       California St., G.O.,
   AAA         3,000       5.50%, 4/01/09, MBIA .....................................................   No Opt. Call     3,317,820
   AAA         2,000       6.25%, 9/01/08, FGIC .....................................................   No Opt. Call     2,328,640
   AAA        15,000       6.30%, 9/01/08, MBIA .....................................................   No Opt. Call    17,563,050
                       California St. Pub. Wks. Brd.,
   AAA         2,100       Energy Efficiency, Ser. A, 5.625%, 10/01/08, AMBAC .......................   10/05 at 102     2,325,204
   AAA        10,255       Lease Rev., 6.40%, 9/01/01+, MBIA ........................................        N/A        11,174,976
   AAA         9,165   California St. Wide Cmnty. Dev. Auth., Lease Rev., 6.00%, 10/01/10, AMBAC ....   10/02 at 102     9,959,422
   AAA         2,600   Castaic Lake Wtr. Agcy. C.O.P., Wtr. Sys. Impvt. Proj., Ser. A, 7.25%,
                        8/01/10, MBIA ...............................................................   No Opt. Call     3,281,850
   AAA         5,515   Central Coast Wtr. Auth. Rev., St. Wtr. Proj. Reg. Fac., 6.40%, 10/01/02+,
                        AMBAC .......................................................................        N/A         6,136,210
   AAA         5,500   Clovis Unified Sch. Dist., Ser. B, Zero Coupon, 8/01/08, FGIC ................   No Opt. Call     3,684,670
   AAA        13,740   East Bay Mun. Utils. Dist., Wtr. Sys. Rev., 6.00%, 6/01/09, AMBAC ............    6/02 at 102    14,900,755
   AAA         4,025   Elsinore Valley Mun. Wtr. Dist., C.O.P., Ser. A, 6.00%, 7/01/09, FGIC ........   No Opt. Call     4,599,931
                       Los Angeles Cnty. Asset Leasing Corp. Rev., AMBAC,
   AAA         2,910       5.95%, 12/01/07 ..........................................................   No Opt. Call     3,316,061
   AAA         8,090       6.00%, 12/01/08 ..........................................................   No Opt. Call     9,298,970
   AAA         8,600       6.05%, 12/01/09 ..........................................................   No Opt. Call     9,944,696
   AAA         1,000   Los Angeles Elec. Rev., 5.75%, 9/01/12, FGIC .................................    9/03 at 102     1,080,950
   AAA         5,765   Los Angeles Wastewtr. Sys. Rev., Ser. B, 6.25%, 6/01/02+, AMBAC ..............        N/A         6,342,249
   AAA         3,075   Marysville Hosp. Rev., Fremont-Rideout Hlth. Group, Ser. A, 6.20%, 1/01/03+,
                        AMBAC .......................................................................        N/A         3,404,548
   AAA         8,000   Modesto Irrig. Dist. Fin. Rev., Domestic Wtr. Proj., Ser. A, 6.00%, 9/01/02+,
                        AMBAC .......................................................................        N/A         8,777,200
                       Northern California Pwr. Agcy., Multiple Cap. Fac. Rev., Ser. A, MBIA,
   AAA           430       6.40%, 8/01/02+ ..........................................................        N/A           476,784
   AAA           570       6.40%, 8/01/07 ...........................................................    8/02 at 102       628,984
   AAA         1,280       6.50%, 8/01/02+ ..........................................................        N/A         1,423,514
   AAA         1,725       6.50%, 8/01/08 ...........................................................    8/02 at 102     1,904,314
   AAA         1,000   Orange Cnty. Local Trans. Auth. Sales Tax Rev., 6.00%, 2/15/09, MBIA .........   No Opt. Call     1,143,060
   AAA         5,600   Pittsburg Redev. Agcy. Tax Alloc. Rev., Los Medanos Cmnty. Dev. Proj.,
                           5.50%, 8/01/07, FGIC .....................................................    8/02 at 102     5,973,912
   AAA         3,075   Riverside Cnty. Trans. Comm. Sales Tax Rev., Ser. A, 6.50%, 6/01/01+, MBIA ...        N/A         3,338,558
                       Sacramento Mun. Utils. Dist., Elec. Rev., Ser. C,
   AAA         2,500       5.75%, 11/15/07, MBIA ....................................................   11/02 at 102     2,707,125
   AAA         6,250       5.75%, 11/15/08, FGIC ....................................................   11/02 at 102     6,864,975
   AAA         4,700       5.75%, 11/15/09, MBIA ....................................................   11/02 at 102     5,075,295
   AAA         5,700   San Bernardino Cnty. C.O.P., Arpt. Impvt., 6.00%, 7/01/07, MBIA ..............    7/02 at 102     6,196,014
   AAA         5,000   San Bernardino Cnty. Trans. Auth., Sales Tax Rev., 6.00%, 3/01/10, FGIC ......   No Opt. Call     5,414,000
                       San Diego Cnty. Regl. Trans. Cmnty. Sales Tax Rev., Ser. A,
   AAA         2,500       6.00%, 4/01/08, FGIC .....................................................   No Opt. Call     2,819,875
   AAA         7,830       6.00%, 4/01/08, MBIA .....................................................    4/01 at 102     8,831,848
   AAA         7,650   San Diego Redev. Agcy. Rev., Tax Allocation-Centre City Proj., 6.00%,
                        9/01/08, AMBAC ..............................................................    9/02 at 102     8,316,238

--------------------------------------------------------------------------------

                                                                                                          Option
              Principal                                                                                    Call
  Rating*      Amount                                                                                  Provisions++        Value
(Unaudited)     (000)                                        Description                                (Unaudited)      (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
                       San Jose Arpt. Rev., MBIA,
   AAA       $ 3,755       6.10%, 3/01/07 ...........................................................    3/03 at 102  $  4,143,229
   AAA         8,010       6.00%, 3/01/09 ...........................................................    3/03 at 102     8,749,243
   AAA         3,000       6.00%, 3/01/10 ...........................................................    3/03 at 102     3,276,870
   AAA         2,865   Santa Clara Cnty. Fin. Auth., Fac. Replacement Proj. A, 6.50%, 11/15/04+,
                        AMBAC .......................................................................        N/A         3,305,465
   AAA         2,820   Santa Rosa Wtr. Rev., Ser. B, 6.20%, 9/01/09, FGIC ...........................   9/02 at 101.5    3,072,362
   AAA         5,000   So. California Rapid Trans. Dist. C.O.P., Workers Comp. Fund, 6.00%,
                        7/01/10, MBIA ...............................................................   1/01 at 102.5    5,316,550
                       So. California Rapid Trans. Dist. Rev., Spec. Benefit Assmt. Dist. A1, AMBAC,
   AAA         5,500       6.00%, 9/01/08 ...........................................................    9/02 at 102     5,978,995
   AAA         5,750       5.50%, 9/01/09 ...........................................................    9/02 at 100     6,024,160
   AAA         8,500   Sonoma Cnty. C.O.P., Capital Rites-Detention Fac., 6.00%, 11/15/10, AMBAC ....   11/02 at 102     9,254,035
                       Univ. of California Rev., Multi-Purpose Projs.,
   AAA         2,000       Ser. B-1989, 6.80%, 9/01/99+, AMBAC ......................................        N/A         2,088,560
   AAA         2,000       Ser. F-1989, 5.00%, 9/01/11, FGIC ........................................    9/06 at 101     2,085,000
                       West & Central Basin Fin. Auth. Rev., AMBAC,
   AAA         1,665       6.125%, 8/01/02+ .........................................................        N/A         1,830,967
   AAA           870       6.125%, 8/01/08 ..........................................................    8/02 at 102       956,722
   AAA           925       6.125%, 8/01/09 ..........................................................    8/02 at 102     1,017,204
   AAA         2,160   West Sacramento Fin. Auth. Rev., Wtr. Sys. Impvt., 5.25%, 8/01/08, FGIC ......    8/02 at 102     2,276,791
                                                                                                                      ------------
                       Total Long-Term Investments (cost $224,676,021) ..............................                  251,615,455
                                                                                                                      ------------

                       SHORT-TERM INVESTMENTS**--0.6%
  A-1+         1,000   Irvine Ranch Wtr. Dist., 5.10%, 1/04/99, FRDD ................................        N/A         1,000,000
                                                                                                                      ------------
                       Total Short-Term Investments (cost $1,000,000) ...............................                    1,000,000
                                                                                                                      ------------

                       Total Investments--141.8% (cost $225,676,021) ................................                  252,615,455
                       Other assets in excess of liabilities--2.0% ..................................                    3,518,502
                       Liquidation value of preferred stock--(43.8%) ................................                  (78,000,000)
                                                                                                                      ------------

                       Net Assets Applicable to Common Shareholders--100% ...........................                 $178,133,957
                                                                                                                      ============

----------
*     Using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the later of the next date or which the security can be redeemed at par or the next date on thich the rate of interest is adjusted.
+     This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

--------------------------------------------------------------------------------
         THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

          AMBAC   -- American Municipal Bond Assurance Corporation
          C.O.P.  -- Certificate of Participation
          FGIC    -- Financial Guaranty Insurance Company
          FRDD    -- Floating Rate Daily Demand
          FSA     -- Financial Security Assurance
          G.O.    -- General Obligation Bond
          MBIA    -- Municipal Bond Insurance Association
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock California Insured
Municipal 2008 Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $225,676,021)
  (Note 1) .......................................................  $252,615,455
Cash .............................................................        52,239
Interest receivable ..............................................     3,750,528
Other assets .....................................................        11,144
                                                                    ------------
 .................................................................   256,429,366
                                                                    ------------

Liabilities
Investment advisory fee payable (Note 2) .........................        75,608
Dividends payable-preferred stock ................................        51,183
Administration fee payable (Note 2) ..............................        21,602
Other accrued expenses ...........................................       147,016
                                                                    ------------
                                                                         295,409
                                                                    ------------
Net Investment Assets ............................................  $256,133,957
                                                                    ============
Net investment assets were comprised of:
  Common Stock:
    Par value (Note 4) ...........................................  $    104,071
    Paid-in capital in excess of par .............................   144,619,829
  Preferred Stock (Note 4) .......................................    78,000,000
                                                                    ------------
                                                                     222,723,900
Undistributed net investment income ..............................     6,470,623
Net unrealized appreciation ......................................    26,939,434
                                                                    ------------
Net investment assets, December 31, 1998 .........................  $256,133,957
                                                                    ============
Net assets applicable to common
  shareholders ...................................................  $178,133,957
                                                                    ============
Net asset value per common share:
  ($178,133,957 / 10,407,093 shares of
  common stock issued and outstanding) ...........................  $      17.12
                                                                    ============

--------------------------------------------------------------------------------
The BlackRock California Insured
Municipal 2008 Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest and discount earned ...................................   $13,841,246
                                                                     -----------
Expenses
  Investment advisory ............................................       887,109
  Administration .................................................       253,460
  Auction agent ..................................................       215,000
  Custodian ......................................................        88,000
  Reports to shareholders ........................................        49,000
  Directors ......................................................        39,000
  Audit ..........................................................        32,000
  Transfer agent .................................................        19,000
  Legal ..........................................................        14,000
  Miscellaneous ..................................................        10,010
                                                                     -----------
  Total expenses .................................................     1,606,579
                                                                     -----------
Net investment income ............................................    12,234,667
                                                                     -----------

Unrealized Gain on Investments (Note 3)
  Net change in unrealized appreciation on
    investments ..................................................     2,624,041
                                                                     -----------

Net Increase in Net Investment
 Assets Resulting from Operations ................................   $14,858,708
                                                                     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock California Insured Municipal 2008 Term Trust Inc.
Statements of Changes in Net Investment Assets
--------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                                      ------------------------------
                                                                           1998            1997
                                                                      -------------    -------------
Increase in Net Investment Assets
Operations:
  Net investment income ...........................................   $  12,234,667    $  11,943,375
  Net change in unrealized appreciation on investments ............       2,624,041        7,258,145
                                                                      -------------    -------------
    Net increase in net investment assets resulting from operations      14,858,708       19,201,520
                                                                      -------------    -------------
Dividends and distributions:
  To common shareholders from net investment income ...............      (8,039,335)      (8,039,350)
  To preferred shareholders from net investment income ............      (2,396,026)      (2,490,040)
                                                                      -------------    -------------

    Total dividends and distributions .............................     (10,435,361)     (10,529,390)
                                                                      -------------    -------------

        Total increase ............................................       4,423,347        8,672,130

Net Investment Assets
Beginning of year .................................................     251,710,610      243,038,480
                                                                      -------------    -------------
End of year .......................................................   $ 256,133,957    $ 251,710,610
                                                                      =============    =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock California Insured Municipal 2008 Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                       Year Ended December 31,
                                                               -------------------------------------------------------------------
                                                                  1998          1997           1996         1995           1994
                                                               -----------   -----------   -----------   -----------   -----------
PER COMMON SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of the year ......................  $     16.69   $     15.86   $     15.92   $     13.66   $     16.09
                                                               -----------   -----------   -----------   -----------   -----------
  Net investment income .....................................         1.18          1.15          1.11          1.12          1.12
  Net realized and unrealized gain (loss) on investments ....         0.25          0.69         (0.16)         2.27         (2.48)
                                                               -----------   -----------   -----------   -----------   -----------
Net increase (decrease) from investment operations ..........         1.43          1.84          0.95          3.39         (1.36)
                                                               -----------   -----------   -----------   -----------   -----------
Dividends from net investment income to:
  Common shareholders .......................................        (0.77)        (0.77)        (0.77)        (0.85)        (0.86)
  Preferred shareholders ....................................        (0.23)        (0.24)        (0.24)        (0.28)        (0.21)
Distributions from net realized gain on investments to:
  Common shareholders .......................................           --            --            **            --            --
  Preferred shareholders ....................................           --            --            **            --            --
Distributions in excess of net realized
 gain on investments to:
  Common shareholders .......................................           --            --            **            **            --
  Preferred shareholders ....................................           --            --            **            **            --
                                                               -----------   -----------   -----------   -----------   -----------
Total dividends and distributions ...........................        (1.00)        (1.01)        (1.01)        (1.13)        (1.07)
                                                               -----------   -----------   -----------   -----------   -----------
Capital charge with respect to issuance of shares ...........           --            --            --            --           ***
                                                               -----------   -----------   -----------   -----------   -----------
Net asset value, end of year* ...............................  $     17.12   $     16.69   $     15.86   $     15.92   $     13.66
                                                               ===========   ===========   ===========   ===========   ===========
Market value, end of year* ..................................  $     15.94   $     15.25   $     14.63   $     13.63   $     12.00
                                                               ===========   ===========   ===========   ===========   ===========
TOTAL INVESTMENT RETURN+ ....................................         9.77%         9.90%        13.67%        20.57%       (15.59%)
                                                               ===========   ===========   ===========   ===========   ===========
RATIOS TO AVERAGE NET ASSETS OF
  COMMON SHAREHOLDERS:++
Expenses ....................................................         0.91%         0.98%         1.03%         1.02%         1.08%
Net investment income before preferred stock dividends ......         6.96%         7.11%         7.11%         7.46%         7.70%
Preferred stock dividends ...................................         1.36%         1.48%         1.56%         1.85%         1.46%
Net investment income available to common shareholders ......         5.60%         5.63%         5.55%         5.61%         6.24%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ....  $   175,760   $   167,984   $   161,839   $   156,774   $   151,669
Portfolio turnover ..........................................            0%            0%            3%           13%           17%
Net assets of common shareholders, end of year (in thousands)  $   178,134   $   173,711   $   165,038   $   165,719   $   142,165
Preferred stock outstanding (in thousands) ..................  $    78,000   $    78,000   $    78,000   $    78,000   $    78,000
Asset coverage per share of preferred stock, end of year#....  $    82,094   $    80,677   $    77,897   $    78,115   $   141,131

----------
* Net asset value and market value are published in The Wall Street Journal each Monday.
** Actual amount paid to preferred shareholders was $0.00136 per common share for the year ended December 31, 1996, and to common shareholders was $0.004363 per share for the year ended December 31, 1996. Actual amount paid in excess of net realized gain on investments to preferred shareholders was $0.0004 and $0.0007 per common share for the years ended December 31, 1996 and 1995, respectively, and to common shareholders was $0.0013 and $0.0021 per share for the years ended December 31, 1996 and 1995, respectively.
***   Actual amount was $0.00006 per common share.
#     A stock split occurred on July 24, 1995 (Note 4).
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock California Insured
Municipal 2008 Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") was organized in Maryland on August 7, 1992 as a non-diversified closed-end management investment company. The Trust's investment objective is to manage a non-diversified portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular federal and California State income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Reclassification of Capital Accounts: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statements of Position 93-2: Determination, Disclosure and Financial Statement of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended December 31, 1998 was to decrease accumulated net realized gain and increase undistributed net investment income by $2,499. Net investment income, net realized and unrealized gains on investments and net assets were not affected by this change.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases of investment securities other than short- term investments for the year ended December 31, 1998 aggregated $2,031,700. There were no sales, other than short-term investments, during the year ended December 31, 1998.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting, and accordingly, gross and net unrealized appreciation for federal income tax purposes was $26,939,434.

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 10,407,093 common shares outstanding at December 31, 1998, the Adviser owned 7,093 shares. As of December 31, 1998, there were 3,120 preferred shares outstanding as follows: Series W28--1,560 and Series W7--1,560.

      The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 23, 1992, the Trust reclassified 1,560 shares of common stock and issued 2 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W28--780 shares, Series W7--780 shares. The Preferred Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of the Trust's Auction Rate Municipal Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

      Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.35% to 4.00% during the year ended December 31, 1998.

      The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

      The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

      The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred Stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.064375 per common share payable January 29, 1999 to shareholders of record on January 15, 1999.

      For the period January 1, 1999 to January 31, 1999, dividends declared on Preferred Stock totalled $179,327 in aggregate for the two outstanding Preferred Stock series.

                                                                         ANNEX A

DESCRIPTION OF CREDIT RATINGS FOR MUNICIPAL OBLIGATIONS
Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT
An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

           The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

           -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest.

SP-3       Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign(+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

Aaa Bonds which are rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM LOANS
MIG 1/VMIG 1 This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

             --     Leading market positions in well-established industries.

             --     High rates of return on funds employed.

             -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc.

    ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

LONG-TERM CREDIT RATINGS

INVESTMENT GRADE
AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nev-ertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE
BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
 and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                                                         ANNEX B


DESCRIPTION OF CALIFORNIA MUNICIPAL SECURITIES. As described in the Prospectus, except during temporary periods, the Funds invest substantially all of their assets in California municipal securities. The portfolio of the Funds may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities").


     In addition, the specific California municipal securities in which the Funds invest will change from time to time. The Funds are therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Funds and the Funds assumes no responsibility for the completeness or accuracy of such information. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Funds to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Funds may invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

     CONSTITUTIONAL LIMITS ON SPENDING AND TAXES. Certain California municipal securities may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, the Jarvis/Gann Initiative, which added
Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues. On June 18, 1992, the United States Supreme Court upheld the constitutionality of Article XIIIA.

     In 1979, the voters of California passed an amendment adding Article XIIIB to the California Constitution, the effect of which is to significantly limit spending by State government and by "local government" (defined as "any city, county, city and county, school district, special district, authority, or other political subdivision of or within the state"). Excluded from these limitations on government entities is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved" by the voters of the issuing entity).

     In November 1986, California voters approved an amendment to the California Government Code known as Proposition 62 which added Article 3.7 to Title 5, Division 2, Chapter 4 of the California Government Code. The effect of Article
3.7 is to limit the abilities of local governments to impose new taxes or increase existing taxes by requiring certain legislative and voter approvals prior to the imposition of certain taxes by any local government (defined as any county, city, city and county, including a char-tered city or county, or any public or municipal corporation) or district (defined as any agency of the state, formed pursuant to general law or special act, for the local performance of governmental or proprietary functions within limited boundaries). Article 3.7 can be amended only by a vote of the electorate of the State of California. In particular, Article 3.7, among other things, requires (i) two-thirds approval of all members of the applicable legislative body followed by majority approval of the voters voting in an election in order for a local government or district to impose any general tax (defined as any tax imposed for general governmental purposes), and (ii) two-thirds approval of the voters voting in an election in order for a local government or district to impose any special tax (defined as any tax imposed for a specific purpose). Those voting requirements do not apply to ad valorem taxes to pay interest and redemption charges on any indebtedness approved by the voters prior to the effective date of Article XIIIA of the California Constitution. Article 3.7 requires (1) that the revenues from a special tax be used only for the purpose or service for which the tax was imposed, and (2) any tax subject to the measure imposed by any local government or district on or after August 1, 1985 be ratified by majority vote of the voters voting in an election held within two years after the effective date of the measure in order for the tax to continue to be imposed on and after November 15, 1988. Article 3.7 contains a provision which diminishes the property tax revenues allocated to a local government or district to the extent that the local government or district imposed any tax not in compliance with Article 3.7. Article 3.7 also provides that no local government or district may impose any ad valorem tax on real property other than as permitted by Section I of Article XIIIA of the California Constitution, and that no local government or district may impose any transaction tax or sales tax on the sale of real property within the city, county or district. A 1988 decision of the Fourth Appellate District of the California Court of Appeals declared that the requirement of local voter ratification provided for in
Article 3.7 violated the California Constitution. An initiative proposed to re-enact the ratification provisions of Article 3.7 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

     On December 19, 1991, the California Supreme Court declared a 1988 San Diego County Ballot measure that raised sales taxes for the purpose of financing construction of criminal detention and courthouse facilities unconstitutional because it was not passed with two-thirds voter approval. The court concluded that the agency established to finance the facilities is a special district created to circumvent Article XIIIA. However in May 1992, the California Supreme Court let stand two lower court decisions involving sales tax increases passed by a majority vote. The lower courts had held that the Los Angeles County Transportation Commission and the Orange County Transportation Authority, the agencies entitled to collect the taxes, were not formed to circumvent Article XIIIA, and that, therefore, the taxes were validly passed. On November 10, 1993, in a closely watched case involving a Santa Clara County transportation authority created with the parameters of the California Supreme Court's 1991 decision in mind, a California Court of Appeals overturned a sales tax approved by less than two-thirds of the voters. In a September 1995 decision, the State Supreme Court affirmed the Court of Appeals, declaring Proposition 62 constitutional under the California Constitution. The decision limited itself to cities organized by the State and left unresolved whether Proposition 62 is constitutional as applied to cities organized under a charter. Approximately half the population of the State resides in charter cities. In March 1996, a Superior Court held that charter cities do not have to submit taxes to voter approval despite the State Supreme Court's Proposition 62 ruling. These decisions may continue to cast doubt on other projects around the State that have been financed with sales tax increases imposed without two-thirds voter approval. Soon after the State Supreme Court decision, Moody's Investors Services, Inc. indicated that the ruling has broad negative implications on the ability of the State's cities and counties to raise revenue and issue debt supported by general fund revenues.

     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives.

     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning Proposition 218, its impact on local governments and such governments bonded debt which will require interpretation by the courts or the Legislature. The Legislative Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars a year under Proposition 218.

     Because of the complex nature of Articles XIIIA-D, the ambiguities and possible inconsistencies in their respective terms, and the applicability of their respective exemptions and exceptions and the impossibility of predicting future appropriations, it is not presently possible to determine the impact of
Article XIIIA-D, any implementing or related legislation on the California municipal securities in which the Funds may invest, or the abilities of State or local governments to pay the interest on, or repay the principal of such California municipal securities.

     PROPOSITION 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act" (the "Act"). The Act changes State funding of public education below the university level and the operation of the State's Appropriations Limit. The Act, as amended, guarantees State funding for K-12 school districts and community college districts at a level equal to the greater of (a) in general, a fixed percentage of General Fund revenues, (b) the amount actually appropriated to such districts from the General Fund in the previous fiscal year, adjusted for either changes in the cost of living, or (c) a third test which would replace the test in (b) if the percentage growth in per capita of General Fund revenues in the prior year plus one half of one percent is less than the percentage growth in California per capita personal income. Under the test in (c), the schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and General Fund revenues. The Act permits the legislature, by two-thirds vote of both houses, with the Governor's concurrence, to suspend this formula for a one-year period. The Act could cause increasing pressure on the State's budget over future years, potentially reducing resources available for other State Programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes. The Act also changes how tax revenues in excess of the State's Appropriations Limit are distributed. Any excess State tax revenues up to a specified amount would, instead of being returned to taxpayers, be transferred to K-12 school and community college districts. Such transfers would be excluded from the Appropriations Limit for K-14 school districts, and the K-14 school Appropriations Limits for the next year would be automatically increased by the amount of such transfer. These additional moneys would enter the base funding calculation for K-14 schools for subsequent years, creating further pressure on other portions of the state budget, particularly if revenues decline in a year following such a transfer.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements.

     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould., which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. Substantially increased General Fund revenues, above initial budget projections, in the fiscal years 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

     LOCAL GOVERNMENTS. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local government to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

     Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence
(GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKS program largely at the county level and counties are given financial incentives for success in this program.

     Although the long term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall Temporary Assistance for Needy Families (TANF) grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

     Under current law, counties are required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs, but this mandate may be eliminated as part of the overhaul.

     In the aftermath of Proposition 13, the State provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

     In November of 1994, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") downgraded the credit rating of several California counties, including San Francisco, San Diego, Marin, Los Angeles and San Bernardino. In December of 1994 and January of 1995, Standard & Poor's and Moody's Investors Services, Inc. ("Moody's"), respectively, downgraded Orange County to below investment grade as a result of its bankruptcy filing (see discussion below). In August of 1995, Standard & Poor's again downgraded the credit rating of Los Angeles County and placed it on CreditWatch. Moody's also downgraded Los Angeles County. In October of 1995, Standard & Poor's placed San Diego County's $449.3 million in general fund-supported debt issues on CreditWatch. During the two-month period following the passage of Proposition 218 in November 1996, five of the seven California cities reviewed by the major rating agencies during such two-month period had been down-graded (Los Angeles, Sacramento, San Diego, Fresno and Anaheim). In June 1998, Standard & Poor's downgraded Fresno's municipal bonds, citing the County's reduced financial flexibility due to several years of budget deficit. In April 1998, each of the three major rating agencies upgraded San Diego County's credit rating, citing the County's successful sale of its troubled trash plant as a key factor in improving the County's fiscal outlook. However, in August 1998, Standard & Poor's announced that San Diego County's rising debt, absent new sources of revenue, was becoming a concern, signaling a greater likelihood in the next three years of a downgrade in the County's strong credit rating.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Investment Funds"), filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Investment Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Investment Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Investment Funds. As of mid-January, 1995, following a restructuring of most of the Investments Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Investment Funds' loss at about $1.69 billion, or 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited moneys in the Investment Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. This may also affect their ability to meet their outstanding obligations. In June, 1996, Orange County emerged from bankruptcy protection as part of a fiscal recovery plan that included the issuance of new recovery bonds and sharp reductions in services and personnel. Moody's gave the insured recovery bonds an underlying rating of Baa and the county's general obligation bonds a Ba rating. Standard & Poor's gave the recovery bonds a B underlying rating and, in February 1998, Fitch Investors Services, Inc. ("Fitch") assigned the bonds as underlying rating of BBB.

     STATE FINANCES. From 1990 until 1994 the State experienced the worst economic fiscal, and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses were the worst of any post-war recession.

     The recession seriously affected State tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. The State has also been facing a structural imbalance in its budget with the largest programs supported by the General Fund -- K-14 education, health, welfare and corrections -- growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund. As a result, the State entered a period of chronic budget imbalance. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

     The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

     As a result of the deterioration in the State's budget and cash situation during the early 1990, rating agencies reduced the State's credit rating. Between October 1991 and October 1992, the rating on the general obligation bonds was reduced by Standard & Poor's from "AAA" to "A+", by Moody's from "Aaa" to "Aa" and by Fitch from "AAA" to "AA". On July 15, 1994, all three of the rating agencies rating the State's long-term debt again lowered their ratings of the State's general obligation bonds. Moody's lowered its rating from "Aa" to "Al", Standard & Poor's lowered its rating from "A+" to "A", and Fitch lowered its rating from "AA" to "A". In July 1996, Standard & Poor's raised its rating to A+ from A. In 1997, Fitch raised its rating to "AA-" from "A+". In October 1998, Moody's Investors Service raised its rating to Aa3 from Al. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no obligation on the part of the State to make payment on such obligations in the event of default.

     When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision of the 1998-99 Budget ("May Revisions") on May 14,1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

     The Legislature passed the 1998-99 Budget Bill on August 11, 1998, and the Governor signed it on August 21, 1998. Some 33 companion bills necessary to implement the budget were also signed. In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.

     The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the May Revisions. International economic problems, such as the soaring trade deficit, continuing weakness in Asia, initial signs of economic weakness in Canada and Latin America (which have been California's largest trading partners), and the fall in stock prices worldwide, since that time may affect the May Revision projections.

     After giving effect to the Governor's vetoes, the 1998-99 Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The 1998-99 Budget Act projects a balance, in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of General Fund revenues. The 1998-99 Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.

     Based solely on the legislation enacted, on a net basis, reserve for June 30, 1999, was reduced by $256 million. On the other hand, 1997-98 revenues have been increased by $160 million. The revised June 30, 1999, reserve is projected to be $1,159 million or $96 million below the level projected at the 1998-99 Budget Act. The reserve projected in the 1998-99 Budget Act was $1,255 million. It is important to emphasize that the new reserve level is based on 1998-99 revenue and expenditure assumptions as of the 1998-99 Budget Act except to augment for legislation signed after the budget enactment. In November, 1998, the Legislative Analyst's Office released a report predicting that General Fund revenues for 1998-99 would be somewhat lower, and expenditures somewhat higher, than the 1998-99 Budget Act forecasts, but the net variance would be within the projected $1.2 billion year-end reserve amount.

     It is not presently possible (1) to know whether, and to what extent, the State General Fund or any Special Funds will have surplus or deficit balances in the 1998-1999 fiscal year or in any subsequent fiscal year, and (2) to determine the overall impact of any deficits on future allocations of the State revenues to local governments or on the abilities of State or local governments to pay the interest on, or repay the principal of, any California municipal securities in which the Funds may invest.

     In November 1998, California voters approved Proposition 1A, the largest bond measure ever to be passed in U.S. history and which authorized the State to issue up to $9.2 billion in school expansion bonds. Although Moody's recently upgraded the State's credit rating, the State's willingness to take on such debt could threaten its ability to do so in the future.

     LITIGATION. At any given time, including the present, there are numerous civil actions pending against the State (including, but not limited to, those discussed in the preceding paragraphs and below), which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues. The following are certain of the more significant lawsuits pending against the State.

     Northern California 1997 Flood Litigation: In January of 1997, California experienced major flooding in six different areas with current estimates of property damage to be approximately $1.6 to $2 billion. To date, one lawsuit has been filed by 500 homeowners, but more lawsuits are expected. Exposure from all of the anticipated cases arising from these floods could total approximately $2 billion.

     The State is a defendant in several related cases, mainly California Ambulance Association v. Shalala et al., in which the plaintiffs are seeking action to compel the Department of Health Services to pay Part B ambulance and physician services co-payments under the Medicare and Medicaid Acts. In 1998, a judgment was entered for the plaintiff. The Ninth Circuit Court of Appeals, however, reversed the trial court's decision. Plaintiffs filed petition for certiorari at the United States Supreme Court, which the State opposed. The petition is currently pending at the Supreme Court. Should the plaintiffs prevail, the liability for retroactive payments is estimated to be $490 million, and the liability for future payments can be in excess of $130 million annually. The General Fund and the federal government will share the liability equally.

     The State is a defendant in Ceridian Corporation v. Franchise Tax Board, a suit which challenges the validity of two sections of the California Tax laws. The first relates to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second relates to corporate deduction of dividends to the extent the earnings of the dividend paying corporation have already been included in the measure of their California tax. In August 1998, a judgment was entered for the plaintiffs. The State will appeal. If both sections of the California Tax law are invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200-$250 million annually.

     The State is involved in a lawsuit. Thomas Hayes v. Commission on State Mandates, related to state mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates (the "Commission")). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission for redetermination. The Commission has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in late 1998. To date, the Legislature has not appropriated funds. The liability to the State, if all potential eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.

     The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et al., the State is seeking recovery for past costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The trial court has found liability in inverse condemnation and awarded damages of $500,000 to a sample of plaintiffs. The State's potential liability to the remaining plaintiffs ranges from $800 million to $1.5 billion. An appeal has been filed.

     The State is a defendant in California State Employees Association v. Wilson, where the petitioners are challenging several budget appropriations in the 1994 and 1995 Budget Acts. The appropriations mandate the transfer of funds from the State Highway Account to the General Fund to reimburse the General Fund for debt service costs on two rail bond measures. The petitioners contend that the transfers violate the bond acts themselves and are requesting the monies be returned. In February 1998, the Court of Appeal modified, then affirmed, a judgment in favor of the plaintiffs invalidating the transfer of $12,290,000 from the State Highway Account to the General Fund.

     In a similar case, Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the General Fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend that the transfers violate several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.

     The State is a defendant in JUST SAY NO TO TOBACCO DOUGH CAMPAIGN V. STATE OF CALIFORNIA, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the General Fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.

     The State is a defendant in the case of Howard Jarvis Taxpayers Association et al. v. Kathleen Connell. On June 24 1998, plaintiffs filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriations.

     On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

     The State is a defendant in the case of Jordan v. Department of Motor Vehicles, where the plaintiff challenged the validity and constitutionality of the State's smog impact fee and requested a refund of the fee. In October 1997, the trial court ruled in favor of plaintiff and, in addition ordered the State to provide refunds to all persons who paid the smog impact fee from three years before the filing of the lawsuit in 1995 to the present. Plaintiff asserts that the total amount required to be refunded will exceed $350 million. The State has appealed.

     Year 2000 Issue. The year 2000 issue is the result of computer programs being written using two digits rather than four digits to define the applicable year. Computer programs or hardware that have date-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations. At this time, the Funds cannot determine what impact the year 2000-related issue may have on the State or any of its municipalities or other issuers of securities owned by the Funds if not completely addressed prior to the year 2000, but such impact could be significant.

     Legislation has been or may be introduced which would create new regional agencies with the ability to tax and issue debt, alter the definition of ownership changes that trigger reassessment of business property under Article XIIIA, modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively would increase the abilities of State and local governments to impose new taxes, increase existing taxes (including sales tax increases to fund earthquake relief), issue bonds or other debt instruments, or adopt State budgets with only a majority vote of the legislature. It is not currently possible to predict the extent to which any such legislation will be enacted. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Nor is it currently possible to determine the impact of any recently enacted or proposed legislation on California municipal securities in which the Funds may invest or future allocations of State revenues to local governments.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of RAA's By-laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expense incurred or paid by the director, officer, or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

16. Exhibits

(1)   Articles of Incorporation+
(1)(a) Articles of Amendment+
(2)   By-Laws+
(3)   INAPPLICABLE
(4)   Agreement of Merger**
(5)   Articles Supplementary+
(6)   Investment Advisory Contract+
(7)   INAPPLICABLE
(8)   INAPPLICABLE
(9)   Custodian Contract+
(10)  INAPPLICABLE
(11)  Opinion of Counsel+
(12)  Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(13)(a) Transfer Agency Agreement between the Registrant and State Street Bank & Trust Company+
  (b)Form of Auction Agent Agreement+
  (c)Form of Broker-Dealer Agreement+
  (d)Form of Letter of Representations
(14)  Consent of Deloitte & Touche LLP, independent auditors for the
      Applicant*
(15)  INAPPLICABLE
(16)  Power of Attorney*
(17)  INAPPLICABLE
--------
 * filed herewith
** Included as Appendix I to Proxy Statement/Prospectus
 + To be filed by Amendment

Item 17. Undertakings.

  (a) The Registrant undertakes to suspend offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10 percent from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (2) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective. (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURE

  As required by the Securities Act of 1933, this registration statement has been signed on behalf by the registrant, in the City of New York, and State of New York, on the 23rd day of July, 1999.

                                          THE BLACKROCK CALIFORNIA INVESTMENT
                                          QUALITY MUNICIPAL TRUST INC.

                                                 /s/ Ralph L. Schlosstein
                                          By___________________________________
                                              Ralph L. Schlosstein President

  Each person whose signature appears below hereby authorizes Ralph L. Schlosstein, Laurence D. Fink and Karen H. Sabath, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                        Title                 Date

                  *                    President (Principal     July 23, 1999
-------------------------------------   Executive Officer)
          Laurence D. Fink              and Director

          /s/ Henry Gabbay
-------------------------------------  Treasurer (Principal     July 23, 1999
            Henry Gabbay                Financial and
                                        Accounting Officer)

      /s/ Ralph L. Schlosstein
-------------------------------------  President and            July 23, 1999
        Ralph L. Schlosstein            Director

                  *
-------------------------------------  Director                 July 23, 1999
          Andrew F. Brimmer

                                       Director
-------------------------------------
         Richard E. Cavanagh

             Signatures                         Title                Date

                  *                     Director                July 23, 1999
-------------------------------------
             Kent Dixon

                  *                     Director                July 23, 1999
-------------------------------------
          Frank J. Fabozzi

                                        Director
-------------------------------------
           James Grosfeld

                  *                     Director                July 23, 1999
-------------------------------------
     James Clayburn LaForce, Jr.

                  *                     Director                July 23, 1999
-------------------------------------

          Walter F. Mondale

--------
* Signed by Ralph L. Schlosstein pursuant to power of attorney, dated July 22, 1999.

      /s/ Ralph L. Schlosstein
-------------------------------------
        Ralph L. Schlosstein

                      THE BLACKROCK CALIFORNIA INVESTMENT
                      QUALITY MUNICIPAL TRUST INC. ("RAA")

                                 EXHIBIT INDEX

 Exhibit
 Number                            Description
 -------                           -----------
         Consent of Deloitte & Touche LLP, independent auditors for the
  (14)   Applicant
  (16)   Power of Attorney